Registration Nos. 033-27963/811-7075

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /

Pre-Effective Amendment No.  1                              / X /

Post-Effective Amendment No. __                             /   /

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / X /


Amendment No. 1                                             / X /


       T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
            __________________________________________
        (Exact Name of Registrant as Specified in Charter)

        100 East Pratt Street, Baltimore, Maryland  21202
            __________________________________________
        (Address of Principal Executive Offices)(Zip Code)

                           410-345-2000
            __________________________________________
       (Registrant's Telephone Number, Including Area Code)

                         Henry H. Hopkins
                      100 East Pratt Street
                    Baltimore, Maryland 21202
                    _________________________
             (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering      July 25, 1997
                                                  _____________

It is proposed that this filing will become effective (check appropriate box):

/ /  immediately upon filing pursuant to paragraph (b)

/ /  on (date) pursuant to paragraph (b)

/ /  60 days after filing pursuant to paragraph (a)(1)

/ /  on (date) pursuant to paragraph (a)(1)

/ /  75 days after filing pursuant to paragraph (a)(2)

/ /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933+
____________________________________________________________________________
Pursuant to Section 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite number of securities under the Securities Act of 1933 and intends to file a 24f-2 Notice by February 28, 1998.

+Not applicable, as no securities are being registered by this Pre-Effective
 Amendment No. 1 to the Registration Statement.

The purpose of this Registration Statement is to register the Registrant under the Investment Company Act of 1940, to register the shares of the Registrant under the Securities Act of 1933, and to declare pursuant to Section 24(f) of the Investment Company Act of 1940 and Rule 24f-2 thereunder that an indefinite number of its securities is being registered by this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a) may determine.

SUBJECT TO COMPLETION

Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

       T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
                      CROSS REFERENCE SHEET

        N-1A Item No.                             Location
        _____________                             ________

                              PART A

Item 1. Cover Page                                Cover Page
Item 2. Synopsis                                  Transaction and Fund Expenses
Item 3. Condensed Financial Information      Financial Highlights
Item 4. General Description of                    Transaction and
        Registrant                                Fund Expenses; Fund, Market,
                                                  and Risk Characteristics;
                                                  Organization and Management;
                                                  Understanding Performance
                                                  Information; Investment
                                                  Policies and Practices
Item 5. Management of the Fund               Transaction and Fund Expenses;
                                                Fund, Market, and Risk
                                                Characteristics; Organization
                                                       and Management
Item 6. Capital Stock and Other              Distributions and
        Securities                               Taxes; Capital Stock
Item 7. Purchase of Securities               Pricing Shares and
        Being Offered                          Receiving Sale Proceeds;
                                               Transaction Procedures and
                                               Special Requirements; Account
                                               Requirements and Transaction
                                               Information; Shareholder
                                               Services
Item 8. Redemption or Repurchase             Pricing Shares and Receiving
                                              Sale Proceeds; Transaction
                                              Procedures and Special
                                              Requirements; Exchanging and
                                              Redeeming Shares; Shareholder
                                              Services
Item 9. Pending Legal Proceedings        +

                              PART B

Item 10.Cover Page                      Cover Page
Item 11. Table of Contents              Table of Contents
Item 12. General Information and History     +
Item 13. Investment Objectives and           Investment Objectives
        Policies                             and Policies; Investment
                                             Objectives and Programs;
                                             Investment Restrictions; Risk
                                             Factors of Foreign Investing;
                                             Investment Performance
Item 14.Management of the Registrant         Management of Funds
Item 15.Control Persons and Principal        Principal Holders of
             Holders of Securities           Securities
Item 16.Investment Advisory and Other        Investment Management
             Services                        Services; Custodian; Legal
                                             Counsel; Independent
                                             Accountants
Item 17.Brokerage Allocation                 Portfolio Transactions; Code
                                             of Ethics
Item 18.Capital Stock and Other              Dividends and
             Securities                      Distributions; Capital Stock
Item 19.Purchase, Redemption and             Redemptions in Kind;
        Pricing of Securities Being          Pricing of Securities;
        Offered                              Net Asset Value Per Share;
                                             Federal Registration of Shares
Item 20.Tax Status                      Tax Satus
Item 21.Underwriters                    Distributor for Funds
Item 22.Calculation of Performance Data      +
Item 23.Financial Statements                 Incorporated by Reference From
                                             Annual Report

                              PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement
___________________________________
+     Not applicable or negative answer

 PROSPECTUS
                                                                   July 28, 1997
Media & TelecommunicationsFund

 An aggressive stock fund seeking long-term capital appreciation through investments in media, technology, and telecommunications companies.

 T. ROWE PRICE

 RAM LOGO

FACTS AT A GLANCE
Media & Telecommunications Fund


Investment Goal
To provide long-term capital appreciation.

As with any mutual fund, there is no guarantee the fund will achieve its goal.


Strategy

To invest primarily in common stocks of companies operating in the media, telecommunications, and technology industries, such as entertainment, broadcasting, and advanced communications networks. Income is not a consideration in choosing stocks.


Risk/Reward
Likely to have more severe price fluctuations than the overall stock market but offering the potential for superior returns over time. The fund's share price may decline, causing a loss.


Investor Profile
Individuals seeking an aggressive approach to capital growth who can accept the risk of loss inherent in a fund that focuses on a volatile area of the market. Appropriate for both regular and tax-deferred accounts, such as IRAs.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange.


Investment Manager
Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed over $103 billion for more than five million individual and institutional investor accounts as of March 31, 1997.

   T. Rowe Price Media & Telecommunications  Fund, Inc.


Prospectus
July 28, 1997

   Contents
   1 About the Fund
   Transaction and Fund Expenses                      2
   Financial Highlights                               3
   Fund, Market, and Risk Characteristics             4

   2 About Your Account
   Pricing Shares and Receiving Sale Proceeds         8
   Distributions and Taxes                            9
   Transaction Procedures and Special Requirements   11

   3 More About the Fund
   Organization and Management                       14
   Understanding Performance Information             16
   Investment Policies and Practices                 17

   4 Investing With T. Rowe Price
   Account Requirements and Transaction Information  22
   Opening a New Account                             22
   Purchasing Additional Shares                      24
   Exchanging and Redeeming                          24
   Shareholder Services                              26
   Discount Brokerage                                28
   Investment Information                            29

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the fund, dated July 28, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

 ABOUT THE FUND
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  . Like all T. Rowe Price funds, this fund is 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.

   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in the fund goes to work for you, subject to the fees explained below. Annual Fund Expenses shows an estimate of how much it will cost to operate the fund for a year. The expenses shown below have been adjusted to reflect the fund's new investment management agreement and new status as an open-end mutual fund. These are costs you pay indirectly, because they are deducted from the fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1/a/
     Shareholder Transaction                                                    Percentage of Average Net
     Expenses                                  Annual Fund Expenses             Assets as of 6/30/97
     Sales charge "load" on purchases    None  Management fee                   0.68%


     Sales charge "load" on reinvested
     distributions                       None  Marketing fees (12b-1)           None


                                               Total other (shareholder servic
     Redemption fees                     None  ing, custodial, auditing, etc.)  0.27%


     Exchange fees                       None  Total fund expenses              0.95%
------------------------------------------------------------------------------------------------------------




 /a/Higher or lower asset levels will affect the fund's expense ratio. To limit the fund's expenses, T. Rowe Price has agreed to waive its fees and bear any expenses through December 31, 1998, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 1.25%; however, no reimbursement will be made after December 31, 2000, or if it would result in the expense ratio exceeding 1.25%. Any amounts

Note:
A $5 fee is charged for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts, when applicable (see Small

   The main types of expenses, which all mutual funds may charge against fund

  . A management fee The percent of fund assets paid to the fund's investment manager. The fund's fee comprises a group fee, 0.33% as of June 30, 1997, and an individual fund fee of 0.35%.

ABOUT THE FUND                                3
  . "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  . Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.

  . Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:

 Table 2
     Hypothetical Fund Expenses
                  1 year    3 years   5 years   10 years

                  $10       $30       $53       $117
----------------------------------------------------------


  . Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 3, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in the annual report were audited by Price Waterhouse LLP, the fund's independent accountants.

 Table 3 Financial Highlights/a/
                            Income From Investment Activities

     Period   Net Asset     Net            Net Realized      Total From
     Ended    Value,        Investment     & Unrealized      Investment
              Beginning     Income (Loss)  Gain (Loss) on    Activities
              of Period                    Investments

     1993/b/  $13.93        $0.01           $(0.37)          $(0.36)
     1994      13.57        (0.01            (0.11)           (0.12)
     1995      13.44        (0.04)            5.79             5.75
     1996      17.99        (0.11)            0.36             0.25
------------------------------------------------------------------------------------------------------
                                                                    Net
     Less Distributions                                             Asset Value

     Net                                              Total From    Net Asset
     Investment       Net Realized     Total          Share         Value, End
     Income (Loss)    Gain (Loss)      Distributions  Repurchases   of Period


     --                --              --              --          $13.57
     $(0.01)           --              $(0.01)         --           13.44
      (0.07)         $(1.13)            (1.20)         --           17.99
     --               (3.09)            (3.09)       $0.07          15.22
-------------------------------------------------------------------------------


 Footnotes appear on page 4.                    (Table 3 continues on page 4.)

T. ROWE PRICE                                 4

  Table 3  Financial Highlights (continued)

     Period
     Ended

     1993/a/
     1994
     1995
     1996
--------------
     Returns, Ratios, and Supplemental Data

      Total Return                  Ratio of      Ratio of Net
     (Includes       Net Assets     Expenses to   Investment          Portfolio Average
     Reinvested                     Average Net   Income to           Turnover  Commission
     Distributions)  ($ Thousands)  Assets        Average Net Assets  Rate      Rate Paid


     (2.58)%         $202,911       1.30%/c/       0.24%/c/           58.7%/c/  --
     (0.88)           200,996       1.35          (0.15)             133.9      --
     43.30            268,782       1.25          (0.25)             118.9      --
      1.78            222,556       1.22          (0.55)             102.9      $0.0419
---------------------------------------------------------------------------------------------------------------------------------



 /a/
  The figures in Table 3 reflect the performance of the fund as a closed-end investment company trading on the New York Stock Exchange.
  /b/ From 10/13/93 to 12/31/93.
  /c/ Annualized.


 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether this fund is appropriate for you, this section takes a closer look at its investment objective and approach.

  . The fund should not represent your complete investment program nor be used for short-term trading purposes.


 What is the fund's objective?

   The fund seeks long-term growth of capital.


 What is the fund's investment program?

   The fund will invest at least 80% of total assets in the common stocks of companies engaged in any facet of media and telecommunications.


   The fund will invest a minimum of 65% of its assets in the securities of U.S. companies and may invest up to 35% of assets in foreign securities. Up to 20% may be invested in the debt securities of media and telecommunications companies that have potential for capital appreciation.

   While common stocks will be the principal holdings, the fund can also purchase other types of securities, such as preferred stocks, convertible stocks and bonds, warrants, and debt securities when considered consistent with its investment objective and program. The portfolio manager may also employ a variety of investment management practices, such as buying and selling futures and options.

ABOUT THE FUND                                5
 Why invest in media and telecommunications companies?


   T. Rowe Price believes that potential significant wealth-building opportunities are being created by three major forces: the convergence of media, telecommunications, and technology companies; favorable regulatory changes; and beneficial financial markets that have provided much of the needed capital. These forces extend to international markets and could affect a broad variety of industries.

   Technological changes should continue to have a profound influence on communication, education, commerce, and the demand for entertainment products and services. While government regulations have not always kept pace with this technological revolution, various governments have recently begun to eliminate barriers that previously restrained innovation and competition. T. Rowe Price's extensive research capability may enable the fund to benefit from active participation in the financial markets, including initial public offerings, which have provided capital for many companies in these industries.


 What types of companies could benefit most from these developments?


   The fund may benefit from companies operating in the following areas:

  . Media and Content These companies create and own various forms of printed, visual, and audio content, as well as information databases that they sell or lease to others. Examples include newspaper, magazine, and book publishers; software developers; movie and television studios; advertising agencies; gaming and lodging companies; and credit card processors.

  . Distribution These companies own and operate both wired and wireless distribution networks that transport various forms of content. Examples include domestic and international telephone companies, cellular and paging services, radio and television broadcasters, and cable television and direct satellite broadcast system operators.

  . Technology These companies manufacture equipment and provide services used by content creators, distribution companies, and various consumers of media and telecommunications products and services. Examples include semiconductor manufacturers, software developers, networking companies, and telecommunications equipment vendors.


 How does the fund select stocks for the portfolio?

   Stock selection is based on fundamental, "bottom-up" analysis that seeks to identify companies with good appreciation prospects. The fund managers will seek to invest primarily in mid- to large-cap stocks with market capitalizations in excess of $500 million. The managers will typically follow a growth-oriented approach to stock selection, although some portion of fund assets may be invested in value stocks. In the growth area, the manager will try to identify

T. ROWE PRICE                                 6
   companies with capable management, attractive business niches, sound financial and accounting practices, and a demonstrated ability to increase revenues, earnings, and cash flow consistently. In the value area, the managers will seek companies whose current stock prices appear undervalued in terms of earnings potential, projected cash flow, or asset value per share.

  . Growth investors look for companies with above-average earnings gains. Value investors look for undervalued assets.


 What are some of the fund's potential risks?

   The fund will be less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility when trends are perceived as unfavorable for media and telecommunications companies. For example, these companies are subject to risks of developing technologies, including rapid obsolescence, lack of consumer or business acceptance, and lack of standardization or compatibility with existing technologies.


   Governmental regulatory authorities can adversely affect the types of companies in which the fund invests by delaying or refusing to issue necessary licences, regulating rates, limiting returns, imposing market share restrictions, and being unpredictable.

   Many of the companies in these fields are subject to intense competition, which can adversely affect their ability to maintain profitable margins. Other companies are dependent on a combination of patent, copyright, trademark, and trade secret protection, and there is no assurance a company will be able to protect its rights in these areas. Finally, certain of the new technologies in which the fund may invest may be perceived as posing health risks to consumers.


   To the extent that the fund invests in foreign companies, its share price would be subject to the additional risk of fluctuations in the foreign exchange value of the dollar. The fund's partial exposure to mid- and smaller-cap companies makes it subject to greater price fluctuation than is associated with large-cap companies.

   The fund may also buy below investment-grade ("junk") bonds, which would expose a portion of the portfolio to the risk that an issuer may have trouble making interest and principal payments.

  . The fund's share price will fluctuate; when you sell your shares, you may lose money.

ABOUT THE FUND                                7
 What are some of the fund's potential rewards?

   T. Rowe Price believes that trends in the media and telecommunications industries offer opportunities for significant long-term capital appreciation. For investors who currently have a broad exposure to equities, the fund provides a way to diversify into an area of the economy undergoing substantial change as well as the potential for rapid growth in a number of fields, such as content, distribution, and technology.


 What are some potential risks and rewards of investing in the stock market through this fund?

   Common stocks, in general, offer a way to invest for long-term growth of capital. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Nevertheless, economic growth has been punctuated by periods of stagnation and recession. Share prices of all companies, even the best managed and most profitable, can fall for any number of reasons, ranging from lower-than-expected earnings to changes in investor psychology. Significant trading by large institutional investors also can lead to price declines. In addition, if our assessment of company prospects proves incorrect, companies that our managers and analysts expect to do well may perform poorly. Since 1950, the U.S. stock market has experienced 10 negative years as well as steep drops of shorter duration. Its worst calendar quarter return in recent years was -22.5% in 1987's fourth quarter.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How can I decide if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek capital growth through a more narrowly focused fund and are willing to accept the price swings that can affect media, telecommunications, and technology stocks, the fund could be an appropriate part of your long-term investment strategy.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the fund may purchase as well as the types of management practices that the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price equity fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for the fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after

ABOUT YOUR ACCOUNT                            9
   receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund.

   Income dividends
  . The fund declares and pays dividends (if any) annually.

  . All or part of the fund's dividends will be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If the fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

T. ROWE PRICE                                 10
  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the fund are taxable to you for the year in which they were paid. The only exception is that distributions declared during the last three months of a calendar year and paid in January are taxed as though they were paid by December 31. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   Short-term capital gain distributions are taxable as ordinary income and long-term gain distributions are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease the fund's ordinary income dividend. Net foreign currency losses may result in the fund's dividend being classified as a return of capital.

ABOUT YOUR ACCOUNT                            11
   If a fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends, but will still be included in your taxable income. However, you may be able to claim an offsetting deduction on your tax return for your portion of foreign taxes paid by the fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution. If you buy shares shortly before or on the "record date"- the date that establishes you as the person to receive the upcoming distribution-you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may also wish to find out the fund's record date before investing. Of course, the fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check

T. ROWE PRICE                                 12
   or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   These exchange and redemption services are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. The fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).

ABOUT YOUR ACCOUNT                            13
 Keeping Your Account Open

   Due to the relatively high cost to the fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?

   The fund was incorporated in Maryland in 1993 as a diversified, closed-end investment company. In 1997, it was converted to a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 60 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in the fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.


 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members will be independent of T. Rowe Price.

ABOUT YOUR ACCOUNT                            15
  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price-specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee composed of the following members: Brian D. Stansky, Chairman, Lise J. Buyer, Robert N. Gensler, Seema
   R. Hingorani, Charles A. Morris, and John F. Wakeman. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Stansky became chairman of the fund's committee in 1997. As a member of the Investment Advisory Committees of the T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price New Horizons Fund, Inc., and T. Rowe Price Science & Technology Fund, Inc., Mr. Stansky has been managing investments since 1996. He joined T. Rowe Price in 1989 as an investment analyst.

   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of this and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?

   The management agreement spells out the expenses to be paid by the fund. In addition to the management fee, the fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.


  . For the fiscal period ending December 31, 1997, the fund is expected to pay the following: $340,000 to T. Rowe Price Services, Inc., for transfer and dividend disbursing functions and shareholder services and $70,000 to T. Rowe Price for accounting services.

   The Management Fee
   This fee has two parts- an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds

T. ROWE PRICE                                 16
   (except Equity Index and the Spectrum Funds and any institutional or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

     0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
     --------------------------
     0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
     ----------------------------------------------------
     0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
     ----------------------------------------------------
     0.390%  Next $1 billion   0.330%  Next $10 billion
     ------------------------------------------------------------------------------
     0.370%  Next $1 billion   0.320%  Next $10 billion


   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of approximately $63 billion at March 31, 1997, the group fee was 0.33%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  . Total return is the most widely used performance measure. Detailed performance information is included in the fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.

MORE ABOUT THE FUND                           17
 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and end of the period specified.


 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio, provided you held it for the entire period in question.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth herein. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

T. ROWE PRICE                                 18
  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe the principal types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   The fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special

MORE ABOUT THE FUND                           19
   risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 35% of its total assets (excluding reserves) in foreign securities.

   Fixed Income Securities
   The fund may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

   High-Yield/High-Risk Investing The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Operating policy The fund may invest up to 20% of its total assets in corporate debt securities, including convertible bonds.

   Operating policy The fund will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the fund would have more than 5% of its total assets invested in such securities. The fund's investments in convertible securities are not subject to this limit.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of such an investment could be zero.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.

T. ROWE PRICE                                 20
   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund will not invest more than 15% of its net assets in illiquid securities.


 Types of Management Practices

   Cash Position
   The fund will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33 1/3% of total fund assets.

   Operating policies The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options
   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk, because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

MORE ABOUT THE FUND                           21
   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial exposure to such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund has written call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33 1/3% of total fund assets.

   Portfolio Turnover
   The fund will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in additional taxable gains. The fund's portfolio turnover rates for the fiscal years ending December 31, 1996, 1995, and 1994, were 102.9%, 118.9%, and 133.9%, respectively.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts
T. Rowe Price
Trust Company
1-800-492-7670 1-410-625-6585
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check together with the New Account Form to the address on the next page. We do not accept third party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

INVESTING WITH T. ROWE PRICE                  23
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 account name and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plans cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

T. ROWE PRICE                                 24
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access, your personal computer, or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services P.O. Box 89000 Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements -Excessive Trading.

INVESTING WITH T. ROWE PRICE                  25
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers -By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements-Signature Guarantees).

Regular Mail
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 89000 Baltimore, MD 21289-0220

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 89000 Baltimore, MD 21289-0300

/(For mailgrams, express, registered, or certified mail, see addresses / /under Opening a New Account.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Rights Reserved by the Fund
The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder,

T. ROWE PRICE                                 26
whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.



 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500
Investor Services    1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service
You can move money from one account to an existing identically registered account, or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price funds may impose a redemption fee of

INVESTING WITH T. ROWE PRICE                  27
0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services
Tele*Access 1-800-638-2587 24 hours, 7 days

Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers below).

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access, but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

T. ROWE PRICE                                 28
Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 DISCOUNT BROKERAGE
 ----------------------------------------------------------
This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities - stocks, bonds, options, and others - at commission savings over full-service brokers. We also provide a wide range of services, including:

To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.

Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series, S&P Market Month Newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service-free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

INVESTING WITH T. ROWE PRICE                  29
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
Quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, How to Choose a Bond Fund, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.


To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660

Plan Account Line
 1-800-401-3279
 For retirement plan
 investors

Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

Internet Address
 www.troweprice.com

 Invest With Confidence
 T. Rowe Price
 Ram Logo
                                                                 F21-040 7/28/97




               STATEMENT OF ADDITIONAL INFORMATION


         T. ROWE PRICE BALANCED FUND, INC.
         T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
         T. ROWE PRICE CAPITAL APPRECIATION FUND
         T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
         T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
         T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
         T. ROWE PRICE EQUITY INCOME FUND
         T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
         T. ROWE PRICE GROWTH & INCOME FUND, INC.
         T. ROWE PRICE GROWTH STOCK FUND, INC.
         T. ROWE PRICE HEALTH SCIENCES FUND, INC.
         T. ROWE PRICE INDEX TRUST, INC.
            T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
         T. ROWE PRICE MID-CAP GROWTH FUND, INC.
         T. ROWE PRICE MID-CAP VALUE FUND, INC.
         T. ROWE PRICE NEW AMERICA GROWTH FUND
         T. ROWE PRICE NEW ERA FUND, INC.
         T. ROWE PRICE NEW HORIZONS FUND, INC.
         T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
         T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
         T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
         T. ROWE PRICE VALUE FUND, INC.
                               and
         INSTITUTIONAL EQUITY FUNDS, INC.
            MID-CAP EQUITY GROWTH FUND

         (collectively the "Funds" and individually the "Fund")


    This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated May 1, 1997; or June 30 1997, for the T. Rowe Price Diversified Small-Cap Growth Fund, Inc.; or July 28, 1997, for the T. Rowe Price Media & Telecommunications Fund, Inc., which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

    If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

    The date of this Statement of Additional Information is May 1, 1997, revised to June 30, 1997, for the Diversified Small-Cap Growth Fund, Inc., and to July 28, 1997, for the T. Rowe Price Media & Telecommunications Fund, Inc.


                                             C20-043 7/28/97

                        TABLE OF CONTENTS

                          Page                                    Page

Asset-Backed Securities. . . . . . . .     Legal Counsel . . . . . .
Capital Stock. . . . . . . . . . . . .     Lending of Portfolio
Custodian. . . . . . . . . . . . . . .        Securities . . . . . . .
Code of Ethics . . . . . . . . . . . .     Management of Funds . . . . .
Distributor for Fund . . . . . . . . .     Mortgage-Related
Dividends and. . . . .                        Securities . . . . . . .
 Distributions . . . . . . . . . . . .     Net Asset Value Per Share . . . . .
Federal Registration . . . . . . . . .     Options . . . . . . . . .
 of Shares . . . . . . . . . . . . . .     Organization of the Fund. . . . . .
Foreign Currency . . . . .                 Portfolio Management
 Transactions. . . . . . . . . . . . .         Practices. . . . . . . .
Foreign Futures and. . . . .               Portfolio Transactions. . . . . . .
 Options . . . . . . . . . . . . . . .     Pricing of Securities . . . . . . .
Foreign Securities . . . . . . . . . .     Principal Holders of. . . . . . . .
Futures Contracts. . . . . . . . . . .         Securities . . . . . . .
Hybrid Instruments . . . . . . . . . .     Ratings of Corporate Debt
Independent Accountants. . . . . . . .         Securities . . . . . . .
Illiquid or Restricted . . . . .           Repurchase Agreements . . . . . . .
 Securities. . . . . . . . . . . . . .     Risk Factors. . . . . . .
Investment Management. . . . .             Tax Status. . . . . . . .
 Services. . . . . . . . . . . . . . .     Taxation of Foreign
Investment Objectives and. . . . .             Shareholders . . . . . .
 Policies. . . . . . . . . . . . . . .     Warrants. . . . . . . . .
Investment Performance . . . . . . . .     When-Issued Securities and
Investment Program . . . . . . . . . .         and Forward Commitment
Investment Restrictions. . . . . . . .         Contracts. . . . . . . .


                INVESTMENT OBJECTIVES AND POLICIES

    The following information supplements the discussion of each Fund's investment objectives and policies discussed in each Fund's prospectus.

    The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

    Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.

                           RISK FACTORS

General

    Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund will normally have substantially all (for the Balanced Fund 50-70% and for the Capital Appreciation Fund at least 50%) of its assets in equity securities (e.g., common stocks). This portion of the Fund's assets will be subject to all of the risks of investing in the stock market. There is risk in all investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective. Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

Foreign Securities (All Funds other than Equity Index Fund)

    The Fund may invest in U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

                Risk Factors of Foreign Investing

    There are special risks in foreign investing. Many of the risks are more pronounced for investments in developing or emerging countries, such as many of the countries of Southeast Asia, Latin America, Eastern Europe and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

    Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border between North and South Korea.

    Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

    Currency Fluctuations. The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Fund's securities denominated in that currency would be expected to decline.

    Investment and Repatriation of Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit at times and preclude investment in certain of such countries and may increase the cost and expenses of the Funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year.

    Market Characteristics. It is contemplated that most foreign securities, will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs traded in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Funds' portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds will endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Fund.

    Investment Funds. The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

    Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

    Taxes. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

    Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

    Eastern Europe and Russia. Changes occurring in Eastern Europe and
Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the Investment Company Act of 1940 and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. Each Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk. To the extent any securities issued by companies in Eastern Europe and Russia are considered illiquid, each Fund will be required to include such securities within its 15% restriction on investing in illiquid securities.

Latin America

    Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

    Political Instability. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

    Foreign Currency. Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

    Sovereign Debt. A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

                        INVESTMENT PROGRAM

                       Types of Securities

    Set forth below is additional information about certain of the investments described in the Fund's prospectus.

                Illiquid or Restricted Securities

    Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

    Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchases, (3) dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

                        Hybrid Instruments

    Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity ,or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

    Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

    The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

    Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

    Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

    Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

    The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

                             Warrants

    The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends ,and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

                         Debt Securities

   Balanced, Blue Chip Growth, Capital Appreciation, Capital Opportunity, Dividend Growth, Equity Income, Financial Services, Growth & Income, Media & Telecommunications, Mid-Cap Value, New Era, Small-Cap Stock, Small-Cap Value, and Value Funds

    Debt Obligations

    Although a majority of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities, and preferred stocks which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund's investment program permits it to purchase below investment-grade securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default-that is, the nonpayment of interest and principal by the issuer than higher-quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

    After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

    Special Risks of High-Yield Investing

    The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund was investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

    Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

    U.S. Government Obligations. Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

    U.S. Government Agency Securities. Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

    Bank Obligations. Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

    Short-Term Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

    Commercial Paper. Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

    Foreign Government Securities. Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

    Savings and Loan Obligations. Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

    Supranational Agencies. Securities of certain supranational entities, such as the International Development Bank.

    When-Issued Securities and Forward Commitment Contracts

    The Fund may purchase securities on a "when-issued" or delayed delivery basis ("When-Issueds") and may purchase securities on a forward commitment basis ("Forwards"). Any or all of the Fund's investments in debt securities may be in the form of When-Issueds and Forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

    To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity or more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.

Balanced Fund

                   Mortgage-Related Securities

    Mortgage-related securities in which the Fund may invest include, but are not limited to, those described below.

    Mortgage-Backed Securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

    U.S. Government Agency Mortgage-Backed Securities. These are obligations issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

    Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

    Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

    Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

    Farmer Mac Certificates. The Federal Agricultural Mortgage Corporation ("Farmer Mac") is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac's Certificates are not supported by the full faith and credit of the U.S. Government; rather, Farmer Mac may borrow up from the U.S. Treasury to meet its guaranty obligations.

    As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a Mortgage-Backed Security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the Mortgage-Backed Security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Mortgage-Backed Security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

    Fixed Rate Mortgage-Backed Securities bear a stated "coupon rate," which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

    Payments to holders of Mortgage-Backed Securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of Mortgage-Backed Securities is calculated by dividing interest payments by the purchase price paid for the Mortgage-Backed Securities (which may be at a premium or a discount from the face value of the certificate).

    Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Mortgage-Backed Securities. Because of the variation in the life of the pools of mortgages which back various Mortgage-Backed Securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Mortgage-Backed Securities will differ significantly from the yield estimated by using an assumption of a certain life for each Mortgage-Backed Security included in such a portfolio as described above.

    U.S. Government Agency Multiclass Pass-Through Securities. Unlike CMOs, U.S. Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

    Multi-Class Residential Mortgage Securities. Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. Government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

    Privately-Issued Mortgage-Backed Certificates. These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

Collateralized Mortgage Obligations (CMOs)

    CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

    In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

    The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

            Stripped Agency Mortgage-Backed Securities

    Stripped Agency Mortgage-Backed securities represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped Agency Mortgage-Backed Securities may be issued by U.S. Government Agencies or by private issuers similar to those described above with respect to CMOs and privately-issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

    The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

    The staff of the Securities and Exchange Commission has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors/Trustees. The Fund's Board of Directors/Trustees has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat non-government-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the Securities and Exchange Commission modifies its position.

                     Asset-Backed Securities

    The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

    Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

    Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support".

    Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

                  PORTFOLIO MANAGEMENT PRACTICES

                 Lending of Portfolio Securities

    Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.

Other Lending/Borrowing

   Subject to approval by the Securities and Exchange Commission and certain state regulatory agencies, the Fund may make loans to, or borrow funds from, other mutual funds sponsored or advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("Price-Fleming"), (collectively, "Price Funds"). The Fund has no current intention of engaging in these practices at this time.

                      Repurchase Agreements

    The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and
(iii) payment for the underlying security is made only upon physical delivery or evidence of book- entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

                  Reverse Repurchase Agreements

    Although the Fund has no current intention, in the foreseeable future, of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions," page __.)

All Funds, Except Equity Index Fund

                             Options

    Options are a type of potentially high-risk derivative.

                   Writing Covered Call Options

    The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

    A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

    The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies.

    Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

    The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

    Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

    Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

    The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

    The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

                   Writing Covered Put Options

    The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

    The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

    The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

    The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

                      Purchasing Put Options

    The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

    The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

    The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

    The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

                     Purchasing Call Options

    The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

    Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

    The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

                Dealer (Over-the-Counter) Options

    The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

    The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

Equity Index Fund

    The only option activity the Fund currently may engage in is the purchase of S&P 500 call options. Such activity is subject to the same risks described above under "Purchasing Call Options". The Fund reserves the right to engage in other options activity, however.

All Funds

                        Futures Contracts

    Futures contracts are a type of potentially high-risk derivative.

Transactions in Futures

    The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures or futures contracts"). The New Era Fund may also enter into futures on commodities related to the types of companies in which it invests, such as oil and gold futures. The Equity Index Fund may only enter into stock index futures, such as the S&P 500 stock index, to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. It will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

    Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

    Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

    The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London, at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo, at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Regulatory Limitations

    The Fund will engage in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

    The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options". This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.



    In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

    If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

Trading in Futures Contracts

    A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

    Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

    If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

    These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

    Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

    For example, the Standard & Poor's 500 Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

Special Risks of Transactions in Futures Contracts

    Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

    Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

    Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

    Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

    Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

    Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

    In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

Options on Futures Contracts

    The Fund may purchase and sell options on the same types of futures in which it may invest.

    Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

    As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and non-discriminatory manner.

Special Risks of Transactions in Options on Futures Contracts

    The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Additional Futures and Options Contracts

    Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

                   Foreign Futures and Options

    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.


All Funds, Except Equity Index Fund

                  Foreign Currency Transactions

    A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

    First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

    The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, and currency available for cover of the forward contract(s) or other suitable cover. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

    At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts

    The Fund may enter into certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

    Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

    Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated.

    For securities offsetting a purchased put, this adjustment of the holding period may increase the gain from sales of securities held less than three months. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

    Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.

    In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Pending tax regulations could limit the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including option, futures or foreign forward exchange contracts on securities or securities indexes and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of option, futures or foreign forward exchange contracts) beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 option, futures and foreign forward exchange contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

                     INVESTMENT RESTRICTIONS

    Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.


                       Fundamental Policies

    As a matter of fundamental policy, the Fund may not:

        (1) Borrowing. Borrow money except that the Fund may (i) borrow for non-leveraging, temporary, or emergency purposes; and
              (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;

        (2) Commodities. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

        (3)   (a)  Industry Concentration (All Funds, except Health
                   Sciences and Financial Services Funds). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

              (b) Industry Concentration (Health Sciences and Financial Services Funds). Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the Fund's prospectus; and (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the Fund's prospectus.

        (4) Loans. Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

        (5) Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

        (6) Percent Limit on Share Ownership of Any One Issuer (All Funds, except Capital Opportunity). Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

        (7) Real Estate. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

        (8) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940; or

        (9) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

        NOTES

        The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

        With respect to investment restrictions (1) and (4), the Fund will not borrow from or lend to any other Price Fund unless each Fund applies for and receives an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

        With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.

        For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semiannual and annual reports.

        For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

                        Operating Policies

    As a matter of operating policy, the Fund may not:


        (1) Borrowing. The Fund will not purchase additional securities when money borrowed exceeds 5% of its total assets;

        (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

        (3) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

        (4) Illiquid Securities. Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

        (5) Investment Companies. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

        (6) Margin. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

        (7) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

        (8) Oil and Gas Programs. Purchase participations or other direct interests in, or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

        (9) Options, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

        (10)    Short Sales. Effect short sales of securities;

        (11) Warrants. Invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in warrants;

   Blue Chip Growth, Capital Opportunity, Diversified Small-Cap Growth, Financial Services, Health Sciences, Media & Telecommunications, Mid-Cap Value, and Value Funds

    Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds. In the event that the Fund exercises its right to convert to a Master Fund/Feeder Fund structure, it will do so in compliance with the Guidelines for Registration of a Master Fund/Feeder Fund as established by the North American Securities Administrators Association, Inc. ("NASAA").

                       MANAGEMENT OF FUNDS

    The officers and directors of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors who are considered "interested persons" of T. Rowe Price as defined under
Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

All Funds

                  Independent Directors/Trustees

DONALD W. DICK, JR., Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President-Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: P.O. Box 491, Chilmark, MA 02535-0491

   DAVID K. FAGIN, Chairman, Chief Executive Officer and Director, Golden Star Resources, Ltd.; formerly (1986-7/91) President, Chief Operating Officer and Director, Homestake Mining Company; Address: 1660 Lincoln Street, Suite 3000, Denver, Colorado 80264

HANNE M. MERRIMAN, Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-1990) and Chairman (1989-90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Central Illinois Public Service Company, CIPSCO Incorporated, The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc.; Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016

HUBERT D. VOS, President, Stonington Capital Corporation, a private investment company; Address: 1114 State Street, Suite 247, P.O. Box 90409, Santa Barbara, California 93190-0409

PAUL M. WYTHES, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.; Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005

                             Officers

HENRY H. HOPKINS, Vice President--Director and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Rowe Price-Fleming International, Inc. and T. Rowe Price Retirement Plan Services, Inc.
LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price
PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
J. JEFFREY LANG, Assistant Vice President--Assistant Vice President, T. Rowe
Price
INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T. Rowe Price

Balanced Fund
*JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor RICHARD T. WHITNEY, President--Vice President of T. Rowe Price and T. Rowe Price Trust Company; Chartered Financial Analyst
STEPHEN W. BOESEL, Vice President--Managing Director, T. Rowe Price
ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price
JAMES A. C. KENNEDY III, Vice President and Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
   EDMUND M. NOTZON, Vice President--Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company
DONALD J. PETERS, Vice President--Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company
PETER VAN DYKE, Vice President--Managing Director, T. Rowe Price; Vice President of Rowe Price-Fleming International, Inc. and T. Rowe Price Trust Company
MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price

Blue Chip Growth Fund
LARRY J. PUGLIA, President--Vice President, T. Rowe Price; Chartered Financial Analyst
*THOMAS H. BROADUS, JR., Executive Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
JAMES A. C. KENNEDY III, Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
   BRIAN W. H. BERGHUIS, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
STEPHANIE C. CLANCY, Vice President--Assistant Vice President, T. Rowe Price JILL L. HAUSER, Vice President--Vice President, T. Rowe Price
THOMAS J. HUBER, Vice President--Assistant Vice President, T. Rowe Price ROBERT W. SMITH, Vice President--Vice President, T. Rowe Price; formerly (1987-1992) Investment Analyst, Massachusetts Financial Services, Inc.; Boston, Massachusetts
WILLIAM J. STROMBERG, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

Capital Appreciation Fund

*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*GEORGE A. ROCHE, Trustee--President, Chief Executive Officer, Chairman of the Board, and Managing Director, T. Rowe Price; Vice President and Director, Rowe Price-Fleming International, Inc.
*M. DAVID TESTA, Chairman of the Board--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
RICHARD P. HOWARD, President--Vice President of T. Rowe Price; Chartered Financial Analyst
ARTHUR B. CECIL III, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
CHARLES A. MORRIS, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
CHARLES M. OBER, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst

Capital Opportunity Fund
*JOHN H. LAPORTE, JR., President and Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
JOHN F. WAKEMAN, Executive Vice President--Vice President, T. Rowe Price
MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
   BRIAN W. H. BERGHUIS, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
STEPHANIE C. CLANCY, Vice President--Assistant Vice President, T. Rowe Price LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

Diversified Small-Cap Growth Fund
*JOHN H. LAPORTE, JR., Vice President and Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
RICHARD T. WHITNEY, President--Vice President, T. Rowe Price; Chartered Financial Analyst
MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
KRISTEN F. CULP, Vice President--Assistant Vice President, T. Rowe Price DONALD J. PETERS, Vice President--Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company

Dividend Growth Fund
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
JAMES A. C. KENNEDY III, Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
WILLIAM J. STROMBERG, President--Vice President, T. Rowe Price
BRIAN C. ROGERS, Executive Vice President--Director and Managing Director, T. Rowe Price; Chartered Financial Analyst
ARTHUR B. CECIL III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
STEPHANIE C. CLANCY, Vice President--Assistant Vice President, T. Rowe Price MICHAEL W. HOLTON, Vice President--Employee, T. Rowe Price, formerly Research Analyst at Bowles, Hollowell, Conner and Company
DONALD J. PETERS, Vice President--Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company
LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price

Equity Income Fund
*JAMES S. RIEPE, Vice President and Trustee--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Trustee--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
BRIAN C. ROGERS, President--Director and Managing Director, T. Rowe Price; Chartered Financial Analyst
JAMES A. C. KENNEDY III, Trustee--Managing Director of T. Rowe Price; Chartered Financial Analyst
*THOMAS H. BROADUS, JR., Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst and Chartered Investment Counselor
ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price
RICHARD P. HOWARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
WILLIAM J. STROMBERG, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price

Equity Index Fund
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
JAMES A. C. KENNEDY III, Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
RICHARD T. WHITNEY, President--Vice President, T. Rowe Price; Chartered Financial Analyst
KRISTEN F. CULP, Executive Vice President--Assistant Vice President, T. Rowe
Price
DONALD J. PETERS, Vice President--Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company
WENDY R. DIFFENBAUGH, Assistant Vice President--Assistant Vice President, T. Rowe Price

Financial Services Fund
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Chairman of the Board--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
JAMES A. C. KENNEDY III, Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
DANIEL M. THERIAULT, President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price
ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price
LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
ANNA DOPKIN, Assistant Vice President--Employee, T. Rowe Price
SUSAN J. KLEIN, Assistant Vice President--Employee, T. Rowe Price

Growth & Income Fund
*JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
*STEPHEN W. BOESEL, President and Director--Vice President, T. Rowe Price JAMES A. C. KENNEDY III, Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
ANDREW M. BROOKS, Vice President--Vice President, T. Rowe Price
ARTHUR B. CECIL III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
DAVID M. LEE, Vice President--Assistant Vice President, T. Rowe Price, formerly Marketing Representative at IBM
GREGORY A. MCCRICKARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
MARK J. VASELKIV, Vice President--Vice President, T. Rowe Price
RICHARD T. WHITNEY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price

Growth Stock Fund
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe
Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
JAMES A. C. KENNEDY III, Vice President and Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
ROBERT W. SMITH, President--Vice President, T. Rowe Price; formerly
(1987-1992) Investment Analyst, Massachusetts Financial Services, Inc.; Boston, Massachusetts
   BRIAN W. H. BERGHUIS, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
JAMES D. PREY III, Vice President--Vice President, T. Rowe Price
LARRY J. PUGLIA, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
CAROL G. BARTHA, Assistant Vice President--Employee, T. Rowe Price

Health Sciences Fund
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
*JOHN H. LAPORTE, JR., President and Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
JOSEPH KLEIN III, Executive Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
CHARLES PEPIN, Vice President--Assistant Vice President, T. Rowe Price; formerly (1990-1992) Corporate Finance Analyst, Piper Jaffray Inc.
JAMES D. PREY III, Vice President--Vice President, T. Rowe Price
DARRELL M. RILEY, Vice President--Employee, T. Rowe Price
MICHAEL F. SOLA, Vice President--Employee, T. Rowe Price, formerly Systems Analyst/Programmer at SRA Corporation
ANDREW BHAK, Assistant Vice President--Employee, T. Rowe Price; formerly (1990-1995) Senior Healthcare Analyst, United States General Accounting Office

   Media & Telecommunications Fund

*JAMES S. RIEPE, Chairman of the Board and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*JAMES A. C. KENNEDY III, President--Managing Director, T. Rowe Price; Chartered Financial Analyst
*CHARLES A. MORRIS, Executive Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
*BRIAN D. STANSKY, Executive Vice President--Vice President, T. Rowe Price LISE J. BUYER, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price
SEEMA R. HINGORANI, Vice President--Employee, T. Rowe Price
D. JAMES PREY III, Vice President--Vice President, T. Rowe Price
*M. DAVID TESTA, Vice President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price

Mid-Cap Equity Growth Fund
*JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*JAMES A. C. KENNEDY III, Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
*JOHN H. LAPORTE JR., Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
*M. DAVID TESTA, President and Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
BRIAN W. H. BERGHUIS, Executive Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price
THOMAS J. HUBER, Vice President--Assistant Vice President, T. Rowe Price JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price
CHARLES A. MORRIS, Vice President--Vice President of T. Rowe Price; Chartered Financial Analyst
STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price
JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price

Mid-Cap Growth Fund
*JAMES S. RIEPE, Chairman of the Board--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*JAMES A. C. KENNEDY III, Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
*JOHN H. LAPORTE, JR., Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
   BRIAN W. H. BERGHUIS, President--Managing Director, T. Rowe Price; Chartered Financial Analyst
MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
THOMAS J. HUBER, Vice President--Assistant Vice President, T. Rowe Price ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price
JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price
CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price;
Chartered Financial Analyst
STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price
JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price

Mid-Cap Value Fund
**M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
GREGORY A. McCRICKARD, President--Vice President, T. Rowe Price; Chartered Financial Analyst
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
JAMES A. C. KENNEDY III, Vice President and Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
   PRESTON G. ATHEY, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
MARCY L. FISHER, Vice President--Vice President, T. Rowe Price
BRIAN C. ROGERS, Vice President--Director and Managing Director, T. Rowe Price; Chartered Financial Analyst
DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price

New America Growth Fund
*JOHN H. LAPORTE, JR., President and Trustee--Managing Director of T. Rowe Price; Chartered Financial Analyst
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Trustee--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
   BRIAN W. H. BERGHUIS, Executive Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
GREGORY V. DONOVAN, Vice President--Vice President, T. Rowe Price
ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price
THOMAS J. HUBER, Vice President----Assistant Vice President, T. Rowe Price KARA M. CHESEBY, Vice President--Vice President, T. Rowe Price, formerly Vice President, Legg Mason Wood Walker
CHARLES PEPIN, Vice President--Employee, T. Rowe Price
STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price
BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price

New Era Fund
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
JAMES A. C. KENNEDY III, Vice President and Director--Managing Director, T. Rowe Price; Chartered Financial Analyst
CHARLES M. OBER, President--Vice President, T. Rowe Price; Chartered Financial Analyst
DAVID J. WALLACK, Executive Vice President--Vice President, T. Rowe Price
HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
RICHARD P. HOWARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
DAVID M. LEE, Vice President--Assistant Vice President, T. Rowe Price
ROBERT J. MARCOTTE, Vice President--Vice President, T. Rowe Price
*GEORGE A. ROCHE, Vice President--Chief Executive Officer, President, Chairman of the Board, and Managing Director, T. Rowe Price; Vice President and Director, Rowe Price-Fleming International, Inc.

New Horizons Fund
*JOHN H. LAPORTE, President and Director--Managing Director of T. Rowe Price; Chartered Financial Analyst
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
   PRESTON G. ATHEY, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
   BRIAN W. H. BERGHUIS, Vice President--Managing Director, T. Rowe Price; Chartered Financial Analyst
LISE J. BUYER, Vice President--Vice President, T. Rowe Price; formerly (4/91-4/92) PC Analyst, Cowen & Co.; Chartered Financial Analyst
GREGORY V. DONOVAN, Vice President--Vice President, T. Rowe Price
MARCY L. FISHER, Vice President--Vice President, T. Rowe Price
ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price
JILL L. HAUSER, Vice President--Vice President, T. Rowe Price
THOMAS J. HUBER, Vice President--Assistant Vice President, T. Rowe Price JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
CHARLES A. MORRIS, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
CHARLES G. PEPIN, Vice President--Assistant Vice President, T. Rowe Price DARRELL M. RILEY, Vice President--Employee, T .Rowe Price
STEVEN B. ROORDA, Vice President--Vice President, T. Rowe Price
BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
JOHN F. WAKEMAN, Vice President--Vice President, T. Rowe Price
FRANCIES W. HAWKS, Assistant Vice President--Assistant Vice President of T. Rowe Price

Small-Cap Stock Fund
*JOHN H. LAPORTE, JR., Chairman of the Board--Managing Director of T. Rowe Price; Chartered Financial Analyst
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
GREGORY A. McCRICKARD, President--Vice President, T. Rowe Price; Chartered Financial Analyst
LISE J. BUYER, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
MARCY L. FISHER, Vice President--Assistant Vice President, T. Rowe Price
JAMES A. C. KENNEDY III, Vice President--Managing Director of T. Rowe Price; Chartered Financial Analyst
BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
RICHARD T. WHITNEY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

Science & Technology Fund
*JOHN H. LAPORTE, JR., Chairman of the Board--Managing Director, T. Rowe Price; Chartered Financial Analyst
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
CHARLES A. MORRIS, President--Vice President, T. Rowe Price; Chartered Financial Analyst
MARC L. BAYLIN, Vice President--Assistant Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes
LISE J. BUYER, Vice President--Vice President, T. Rowe Price; formerly (4/91-4/92) PC Analyst, Cowen & Co.; Chartered Financial Analyst
GREGORY V. DONOVAN, Vice President--Vice President, T. Rowe Price MARCY L. FISHER, Vice President--Vice President, T. Rowe Price
ROBERT N. GENSLER, Vice President--Vice President, T. Rowe Price
JILL L. HAUSER, Vice President--Vice President, T. Rowe Price
JOSEPH KLEIN III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
JAMES D. PREY III, Vice President--Vice President, T. Rowe Price
MICHAEL F. SOLA, Vice President--Employee, T. Rowe Price, formerly Systems Analyst/Programmer at SRA Corporation
BRIAN D. STANSKY, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst

Small-Cap Value Fund
*JOHN H. LAPORTE, JR., Chairman of the Board--Managing Director of T. Rowe Price; Chartered Financial Analyst
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
   PRESTON G. ATHEY, President--Managing Director, T. Rowe Price; Chartered Financial Analyst
HUGH M. EVANS III, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
ROBERT J. MARCOTTE, Vice President--Employee, T. Rowe Price
GREGORY A. MCCRICKARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
LAUREN A. ROMEO, Vice President--Employee, T. Rowe Price, Chartered Financial Analyst
DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
FRANCIES W. HAWKS, Assistant Vice President--Assistant Vice President of T. Rowe Price

Value Fund
*JAMES S. RIEPE, Vice President and Director--Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Investment Services, Inc; President and Trust Officer, T. Rowe Price Trust Company; Director, Rowe Price-Fleming International, Inc. and Rhone-Poulenc Rorer, Inc.
*M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
BRIAN C. ROGERS, President--Director and Managing Director, T. Rowe Price; Chartered Financial Analyst
STEPHEN W. BOESEL, Vice President--Vice President, T. Rowe Price
STEPHANIE C. CLANCY, Vice President--Assistant Vice President, T. Rowe Price RICHARD P. HOWARD, Vice President--Vice President, T. Rowe Price; Chartered Financial Analyst
KARA M. CHESEBY, Vice President--Vice President, T. Rowe Price, formerly Vice President, Legg Mason Wood Walker

ROBERT W. SMITH, Vice President--Vice President, T. Rowe Price; formerly (1987-1992) Investment Analyst, Massachusetts Financial Services, Inc., Boston, Massachusetts
DANIEL M. THERIAULT, Vice President--Vice President, T. Rowe Price, Chartered Financial Analyst; formerly Securities Analyst, John A. Levin & Co.
DAVID J. WALLACK, Vice President--Vice President, T. Rowe Price

                        COMPENSATION TABLE

    The Funds do not pay pension or retirement benefits to their officers or directors/trustees. Also, any director/trustee of a Fund who is an officer or employee of T. Rowe Price does not receive any remuneration from the Fund.

                                                           Total Compensation
                                            Aggregate      From Fund and
Name of                                     Compensation   Fund Complex
Person,                                     From           Paid to
Position                                    Fund(a)        Directors (b)
________________________________________________________________
Balanced Fund

Leo C. Bailey, , Director (c)                 $ 512          $42,083
Donald W. Dick, Jr., Director                 1,563           72,917
David K. Fagin, Director                      2,331           59,167
Addison Lanier, Director (c)                    512           42,083
John K. Major, Director(c)                      883           34,167
Hanne M. Merriman, Director                   2,331           59,167
Hubert D. Vos, Director                       2,331           59,167
Paul M. Wythes, Director                      1,772           69,667
_________________________________________________________________
Blue Chip Growth Fund

Leo C. Bailey, Director(c)                    $ 281          $42,083
Donald W. Dick, Jr., Director                 1,140           72,917
David K. Fagin, Director                      1,280           59,167
Addison Lanier, Director(c)                     281           42,083
John K. Major, Director(c)                      370           34,167
Hanne M. Merriman, Director                   1,280           59,167
Hubert D. Vos, Director                       1,280           59,167
Paul M. Wythes, Director                      1,188           69,667
_________________________________________________________________
Capital Appreciation Fund

Leo C. Bailey, Director (c)                   $ 599          $42,083
Donald W. Dick, Jr., Director                 1,693           72,917
David K. Fagin, Director                      2,646           59,167
Addision Lanier, Director (c)                   599           42,083
John K. Major, Director (c)                   1,078           34,167
Hanne M. Merriman, Director                   2,646           59,167
Hubert D. Vos, Director                       2,646           59,167
Paul M. Wythes, Director                      1,971           69,667
_________________________________________________________________
Capital Opportunity Fund

Leo C. Bailey, Director (c)                   $ 241          $42,083
Donald W. Dick, Jr., Director                 1,026           72,917
David K. Fagin, Director                      1,024           59,167
Addision Lanier, Director (c)                   241           42,083
John K. Major, Director (c)                     280           34,167
Hanne M. Merriman, Director                   1,024           59,167
Hubert D. Vos, Director                       1,024           59,167
Paul M. Wythes, Director                      1,046           69,667
_________________________________________________________________
Dividend Growth Fund

Leo C. Bailey, Director(c)                    $ 248          $42,083
Donald W. Dick, Jr., Director                 1,041           72,917
David K. Fagin, Director                      1,043           59,167
Addision Lanier, Director (c)                   248           42,083
John K. Major, Director(c)                      297           34,167
Hanne M. Merriman, Director                   1,043           59,167
Hubert D. Vos, Director                       1,043           59,167
Paul M. Wythes, Director                      1,068           69,667
_________________________________________________________________
Equity Income Fund

Leo C. Bailey, Trustee (c)                   $1,876          $42,083
Donald W. Dick, Jr., Trustee                  4,805           72,917
David K. Fagin, Trustee                       7,418           59,167
Addision Lanier, Trustee (c)                  1,876           42,083
John K. Major, Trustee (c)                    1,876           34,167
Hanne M. Merriman, Trustee                    7,418           59,167
Hubert D. Vos, Trustee                        7,418           59,167
Paul M. Wythes, Trustee                       4,805           69,667
_________________________________________________________________
Equity Index Fund

Leo C. Bailey, Director (c)                   $ 430          $42,083
Donald W. Dick, Jr., Director                 1,437           72,917
David K. Fagin, Director                      2,029           59,167
Addision Lanier, Director (c)                   430           42,083
John K. Major, Director (c)                     701           34,167
Hanne M. Merriman, Director                   2,029           59,167
Hubert D. Vos, Director                       2,029           59,167
Paul M. Wythes, Director                      1,587           69,667
_________________________________________________________________
Financial Services Fund

Donald W. Dick, Jr., Director                  $249          $72,917
David K. Fagin, Director                        249           59,167
Hanne M. Merriman, Director                     249           59,167
Hubert D. Vos, Director                         249           59,167
Paul M. Wythes, Director                        249           69,667
_________________________________________________________________
Growth & Income Fund

Leo C. Bailey, Director (c)                  $1,020          $42,083
Donald W. Dick, Jr., Director                 2,581           72,917
David K. Fagin, Director                      4,686           59,167
Addision Lanier, Director (c)                 1,020           42,083
John K. Major, Director (c)                   1,876           34,167
Hanne M. Merriman, Director                   4,686           59,167
Hubert D. Vos, Director                       4,686           59,167
Paul M. Wythes, Director                      3,052           69,667
_________________________________________________________________
Growth Stock Fund

Leo C. Bailey, Director (c)                  $1,476          $42,083
Donald W. Dick, Jr., Director                 3,417           72,917

David K. Fagin, Director                      5,441           59,167
Addision Lanier, Director (c)                 1,476           42,083
John K. Major, Director (c)                   1,876           34,167
Hanne M. Merriman, Director                   5,441           59,167
Hubert D. Vos, Director                       5,441           59,167
Paul M. Wythes, Director                      3,681           69,667
_________________________________________________________________
   Media & Telecommunications Fund (d)

Donald W. Dick, Jr., Director                  $824           72,917
David K. Fagin, Director                      1,151           59,167
Hanne M. Merriman, Director                   1,151           59,167
Hubert D. Vos, Director                       1,151           59,167
Paul M. Wythes, Director                        824           69,667

_________________________________________________________________
Mid-Cap Equity Growth Fund

Donald W. Dick, Jr., Director                  $416           72,917
David K. Fagin, Director                        417           59,167
Hanne M. Merriman, Director                     417           59,167
Hubert D. Vos, Director                         417           59,167
Paul M. Wythes, Director                        416           69,667
_________________________________________________________________
Mid-Cap Growth Fund

Leo C. Bailey, Director (c)                   $ 354          $42,083
Donald W. Dick, Jr., Director                 1,366           72,917
David K. Fagin, Director                      1,858           59,167
Addision Lanier, Director (c)                   354           42,083
John K. Major, Director (c)                     529           34,167
Hanne M. Merriman, Director                   1,858           59,167
Hubert D. Vos, Director                       1,858           59,167
Paul M. Wythes, Director                      1,454           69,667
_________________________________________________________________
Mid-Cap Value Fund

Donald W. Dick, Jr., Director                  $421           72,917
David K. Fagin, Director                        427           59,167
Hanne M. Merriman, Director                     427           59,167
Hubert D. Vos, Director                         427           59,167
Paul M. Wythes, Director                        422           69,667
________________________________________________________________
New America Growth Fund

Leo C. Bailey, Trustee (c)                    $ 685          $42,083
Donald W. Dick, Jr., Trustee                  1,929           72,917
David K. Fagin, Trustee                       3,250           59,167
Addision Lanier, Trustee (c)                    685           42,083
John K. Major, Trustee (c)                    1,268           34,167
Hanne M. Merriman, Trustee                    3,250           59,167
Hubert D. Vos, Trustee                        3,250           59,167
Paul M. Wythes, Trustee                       2,256           69,667
_________________________________________________________________
New Era Fund

Leo C. Bailey, Director (c)                   $ 721          $42,083
Donald W. Dick, Jr., Director                 1,974           72,917

David K. Fagin, Director                      3,314           59,167
Addision Lanier, Director (c)                   721           42,083
John K. Major, Director (c)                   1,317           34,167
Hanne M. Merriman, Director                   3,314           59,167
Hubert D. Vos, Director                       3,314           59,167
Paul M. Wythes, Director                      2,297           69,667
_________________________________________________________________
New Horizons Fund

Leo C. Bailey, Director (c)                  $1,560          $42,083
Donald W. Dick, Jr., Director                 3,787           72,917
David K. Fagin, Director                      6,146           59,167
Addision Lanier, Director (c)                 1,560           42,083
John K. Major, Director (c)                   1,876           34,167
Hanne M. Merriman, Director                   6,146           59,167
Hubert D. Vos, Director                       6,146           59,167
Paul M. Wythes, Director                      4,035           69,667
_________________________________________________________________
Small-Cap Stock Fund

Leo C. Bailey, Director (c)                   $ 333          $42,083
Donald W. Dick, Jr., Director                 1,204           72,917
David K. Fagin, Director                      1,457           59,167
Addision Lanier, Director (c)                   333           42,083
John K. Major, Director (c)                     486           34,167
Hanne M. Merriman, Director                   1,457           59,167
Hubert D. Vos, Director                       1,457           59,167
Paul M. Wythes, Director                      1,293           69,667
_________________________________________________________________
Science & Technology Fund

Leo C. Bailey, Director (c)                  $1,309          $42,083
Donald W. Dick, Jr., Director                 3,191           72,917
David K. Fagin, Director                      5,381           59,167
Addision Lanier, Director (c)                 1,309           42,083
John K. Major, Director (c)                   1,876           34,167
Hanne M. Merriman, Director                   5,381           59,167
Hubert D. Vos, Director                       5,381           59,167
Paul M. Wythes, Director                      3,545           69,667
_________________________________________________________________
Small-Cap Value Fund

Leo C. Bailey, Director (c)                   $ 658          $42,083
Donald W. Dick, Jr., Director                 1,871           72,917
David K. Fagin, Director                      3,108           59,167
Addision Lanier, Director (c)                   658           42,083
John K. Major, Director (c)                   1,205           34,167
Hanne M. Merriman, Director                   3,108           59,167
Hubert D. Vos, Director                       3,108           59,167
Paul M. Wythes, Director                      2,178           69,667
_________________________________________________________________
Value Fund

Leo C. Bailey, Director (c)                   $ 235          $42,083
Donald W. Dick, Jr., Director                 1,011           72,917
David K. Fagin, Director                        987           59,167
Addision Lanier, Director (c)                   235           42,083
John K. Major, Director (c)                     267           34,167
Hanne M. Merriman, Director                     987           59,167
Hubert D. Vos, Director                         987           59,167
Paul M. Wythes, Director                      1,027           69,667

(a) Amounts in this column are based on accrued compensation for calendar year 1996.
(b) Amounts in this column are based on compensation received from January 1, 1996 to December 31, 1996. The T. Rowe Price complex included 76 funds as of December 31, 1996.
(c) Messrs. Bailey, Lanier, and Major retired from their positions with the Funds in April 1996.

(d) Estimated future annual compensation from the Fund based on a full calendar year.

All Funds

     The Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

                 PRINCIPAL HOLDERS OF SECURITIES

    As of the date of the prospectus, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

    As of June 30, 1997, the following shareholders beneficially owned more than 5% of the outstanding shares of:

Growth Stock, New Era, New Horizons and Growth & Income Funds: Pirateline & Co., FBO Spectrum Growth Fund Acct., Attn.: Mark White, State Street Bank & Trust Co., 1776 Heritage Drive - 4W, North Quincy, Massachusetts 02171-2197;

Blue Chip Growth, Capital Appreciation, Dividend Growth, Mid-Cap Growth, New Era, Small-Cap Value and Science & Technology Funds: Charles Schwab & Co. Inc., Reinvest. Account, Attn.: Mutual Fund Dept., 101 Montgomery Street, San Francisco, California 94104-4122;

Growth & Income Fund: Manulife Financial USA, 200 Bloor St East NT3, Toronto, Ontario Canada M4WIE5, Attn.: Rosie Chuck, Pension Accounting;

Small-Cap Stock Fund: Sigler & Co. of Smithsonian Inst., Wellington Trust Co., RD7 9866-77, Attn.: Jasmine Felix, 4 New York Plaza, 4th Floor, New York, New York 10004-2413;

Mid-Cap Equity Growth Fund: Mercantile Bank of St. Louis, Attn.: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, Missouri 63166-0387; Atlantic Trust Company NA, Attn.: Nominee Account, 100 Federal Street, 37th Floor, Boston, Massachusetts 02110-1802; Conref & Company, c/o Mercantile Bank of St. Louis, Attn.: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, Missouri 63166-0387; Wentworth-Douglass Hospital, Attn.: Rayna Feldman, 789 Central Avenue, Dover, New Hampshire 03820-2589.

                  INVESTMENT MANAGEMENT SERVICES

Services

    Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

    The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

All Funds, Except Equity Index and Mid-Cap Equity Growth Funds

Management Fee

    The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

    The monthly Group Fee ("Monthly Group Fee") is the sum of the daily
Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                           Price Funds'
                      Annual Group Base Fee
                  Rate for Each Level of Assets

0.480%   First $1 billion    0.340%    Next $5 billion
0.450%   Next $1 billion     0.330%    Next $10 billion
0.420%   Next $1 billion     0.320%    Next $10 billion
0.390%   Next $1 billion     0.310%    Next $16 billion
0.370%   Next $1 billion     0.305%    Next $30 billion
0.360%   Next $2 billion     0.300%    Thereafter
0.350%   Next $2 billion

    For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (excluding T. Rowe Price Equity Index Fund and T. Rowe Price Spectrum Fund, Inc. and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

    The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund
Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
(1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees for each Fund are listed in the chart below:

Balanced Fund                                    0.15%
Blue Chip Growth Fund                            0.30%
Capital Appreciation Fund                        0.30%*
Capital Opportunity Fund                         0.45%
Diversified Small-Cap Growth Fund                0.35%
Dividend Growth Fund                             0.20%
Equity Income Fund                               0.25%
Equity Index Fund                                0.20%
Financial Services Fund                          0.35%
Growth & Income Fund                             0.25%
Growth Stock Fund                                0.25%
Health Sciences Fund                             0.35%
   Media & Telecommunications Fund               0.35%
Mid-Cap Growth Fund                              0.35%
Mid-Cap Value Fund                               0.35%
New America Growth Fund                          0.35%
New Era Fund                                     0.25%
New Horizons Fund                                0.35%
Small-Cap Stock Fund                             0.45%
Science & Technology Fund                        0.35%
Small-Cap Value Fund                             0.35%
Value Fund                                       0.35%

*Subject to Performance Adjustment (please see page __).

    The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, during last three years:

Fund                                1996          1995           1994

Balanced                         $3,765,000    $2,778,000    $1,969,227
Blue Chip Growth                  1,924,000       534,000        76,000
Capital Appreciation              4,218,000     4,940,000     4,161,612
Capital Opportunity                 890,000       134,000            **
Dividend Growth                     754,000       357,000       107,000
Equity Income                    37,762,000    24,358,000    17,847,000
Equity Index                        925,000       498,000       156,349
Financial Services                       **             *             *
Growth & Income                  12,048,000     8,195,000     5,984,000
Growth Stock                     17,848,000    14,222,000    11,981,872
Health Sciences                     750,000             *             *
   Media &
 Telecommunications***            3,056,000     2,665,000 2,109,000
Mid-Cap Equity Growth                    **             *             *
Mid-Cap Growth                    4,390,000     1,234,000       545,000
Mid-Cap Value                        22,000             *             *
New America Growth                8,648,000     5,554,000     4,395,000
New Era                           7,559,000     6,218,000     5,272,000
New Horizons                     25,875,000    15,035,000    11,402,554
Small-Cap Stock                   2,619,000     1,897,000     1,534,235
Science & Technology             19,792,000    11,393,000     4,467,208
Small-Cap Value                   8,187,000     4,262,000     3,047,508
Value                               748,000        19,000            **

*  Prior to commencement of operations.
** Due to each Fund's expense limitation in effect at that time, no management fees were paid by the Funds to T. Rowe Price.

*** Fees listed were paid under this Fund's previous management agreement, prior to becoming an open-end mutual fund.

  The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by
T. Rowe Price.

   Balanced, Blue Chip Growth, Capital Opportunity, Diversified Small-Cap Growth, Dividend Growth, Equity Index, Financial Services, Health Sciences, Media & Telecommunications, Mid-Cap Equity Growth, Mid-Cap Growth, Mid-Cap Value, and Value Funds

  The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any Fund expenses which would cause the Fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by
T. Rowe Price are subject to reimbursement by the Fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the Fund's expense ratio exceeding its applicable limitation.

                                 Expense
                 Limitation      Ratio         Reimbursement
Fund             Period          Limitation    Date
_______          _________       ________      __________


Blue Chip
 Growth(a)      January 1, 1995-    1.25%     December 31, 1998
                December 31, 1996
Capital
 Opportunity    November 30, 1994-  1.35%     December 31, 1998
                December 31, 1996
Diversifed
 Small-Cap
 Growth         June 30, 1997-
                December 31, 1998   1.25%     December 31, 2000
Dividend
 Growth(b)      January 1, 1995-    1.10%     December 31, 1998
                December 31, 1996
Equity Index(c) January 1, 1996-    0.40%     December 31, 1999
                December 31, 1997
Financial
Services        September 30, 1996- 1.25%     December 31, 2000
                December 31, 1998
Health Sciences December 29, 1995-  1.35%     December 31, 1999
                December 31, 1997
Mid-Cap Equity
Growth          July 31, 1996-      0.85%     December 31, 1999
                December 31, 1997
Mid-Cap Growth  January 1, 1994-    1.25%     December 31, 1997
                December 31, 1995
Mid-Cap Value   June 28, 1996-      1.25%     December 31, 1999
                December 31, 1997
Value           September 30,1994-  1.10%     December 31, 1998
                December 31, 1996

(a) The Blue Chip Growth Fund previously operated under a 1.25% limitation that expired December 31, 1994. The reimbursement period for this limitation extends through December 31, 1996.
(b) The Dividend Growth Fund previously operated under a 1.00% limitation that expired December 31, 1994. The reimbursement period for this limitation extends through December 31, 1996.
(c) The Equity Index Fund previously operated under a 0.45% limitation that expired December 31, 1995. The reimbursement period for this limitation extends through December 31, 1997.

    Each of the above-referenced Fund's Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.

    Pursuant to the Health Sciences Fund's current expense limitation, $101,000 of management fees were not accrued by the Fund for the year ended December 31, 1996.

    Pursuant to the Blue Chip Growth Fund's current and previous expense limitation, $214,000 of unaccrued fees and expenses were repaid during the year ended December 31, 1996.

    Pursuant to the Dividend Growth Fund's previous expense limitation, $174,000 of unaccrued 1993-94 fees and expenses were repaid by the Fund for the year ended December 31, 1996. Additionally, $5,000 of unaccrued management fees related to the current expense limitation are subject to reimbursement through December 31, 1998.

    Pursuant to the Equity Index Fund's current expense limitation, $370,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $445,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through December 31, 1997.

    Pursuant to Capital Opportunity Fund's expense limitation that expired on December 31, 1996, $1,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $156,000 of unaccrued 1994-95 fees and expenses are subject to reimbursement through December 31, 1998.

    Pursuant to the Value Fund's current expense limitation, $35,000 of management fees were not accrued by the fund for the year ended December 31, 1996. Additionally, $202,000 of unaccrued 1994-95 fees and expenses are subject to reimbursement through December 31, 1998.

    Pursuant to the Mid-Cap Growth Fund's previous expense limitation, $58,000 of unaccrued management fees were repaid during the year ended December 31, 1996.

    Pursuant to the Mid-Cap Equity Growth Fund's current expense limitation, $14,000 of management fees and $34,000 of expenses were not accrued by the fund for the year ended December 31, 1996 and are subject to reimbursement through December 31, 1999.

    Pursuant to the Mid-Cap Value Fund's current expense limitation, $78,000 of management fees were not accrued by the fund for the year ended December 31, 1996 and are subject to reimbursement through December 31, 1999.

    Pursuant to the Financial Services Fund's current expense limitation, $24,000 of management fees were not accrued by the fund for the year ended December 31, 1996 and $2,000 of other expenses were borne by the manager.

Capital Appreciation Fund

Management Fee

    The Fund pays T. Rowe Price a fee ("Fee") which consists of three components: a Group Management Fee ("Group Fee"), an Individual Fund Fee ("Fund Fee") and a performance fee adjustment ("Performance Fee Adjustment") based on the performance of the Fund relative to the Standard & Poor's 500 Stock Index (the "Index"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below. The performance adjustment for the year ended December 31, 1996, decreased management fees by $1,530,000.

    The Monthly Group Fee and Monthly Fund Fee are combined (the "Combined Fee") and are subject to a downward Performance Fee Adjustment until October 31, 1998, depending on the total return investment performance of the Fund relative to the total return performance of the Standard & Poor's 500 Stock Composite Index (the "Index") during the previous thirty-six (36) months. Effective November 1, 1998, there will be no Performance Fee Adjustment. The Performance Fee adjustment is computed as of the end of each month and if any adjustment results, is subtracted from the Combined Fee. No Performance Fee Adjustment is made to the Combined Fee unless the investment performance ("Investment Performance") of the Fund (stated as a percent) is exceeded by the investment record ("Investment Record") of the Index (stated as a percent) by at least one full point. (The difference between the Investment Performance and Investment Record will be referred to as the Investment Performance Differential.) The Performance Fee Adjustment for any month is calculated by multiplying the rate of the Performance Fee Adjustment ("Performance Fee Adjustment") (as determined below) achieved for the 36-month period, times the average daily net assets of the Fund for such 36-month period and dividing the product by 12. The Performance Fee Adjustment Rate is calculated by multiplying the Investment Performance Differential (rounded downward to the nearest full point) times a factor of .02%. Regardless of the Investment Performance Differential, the Performance Fee Adjustment Rate shall not exceed (.30)%. the same period.

                             Example

         For example, if the Investment Performance Differential was (11.6), it would be rounded to (11). The Investment Performance Differential of
         (11) would be multiplied by .02% to arrive at the Performance Fee Adjustment Rate of (.22)%.

    The (.22)% Performance Fee Adjustment Rate would be multiplied by the fraction of 1/12 and that product would be multiplied by the Fund's average daily net assets for the 36-month period to arrive at the Performance Fee Adjustment.

    The computation of the Investment Performance of the Fund and the Investment Record of the Index will be made in accordance with Rule 205-1 under the Investment Advisers Act of 1940 or any other applicable rule as, from time to time, may be adopted or amended. These terms are currently defined as follows:

    The Investment Performance of the Fund is the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an exdividend date occurring within the period; and (iii) the per share amount of any capital gains taxes paid or accrued during such period by the Fund for undistributed, realized long-term capital gains.

    The Investment Record of the Index is the sum of: (i) the change in the level of the Index during the period; and (ii) the value, computed consistently with the Index, of cash distributions having an exdividend date occurring within the period made by companies whose securities comprise the Index.

Management Fee

Equity Index Fund

    The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.20% of the average daily net asset value of the Fund.

Mid-Cap Equity Growth Fund

    The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.60% of the average daily net asset value of the Fund.

Equity Income, Growth & Income, Growth Stock, New Era, and New Horizons Funds

T. Rowe Price Spectrum Fund, Inc.

The Funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, T. Rowe Price Services, Inc. and various other T. Rowe Price funds which, along with the Fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

    The Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

All Funds

                       DISTRIBUTOR FOR FUND

    T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price, serves as the Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

    Investment Services is located at the same address as the Fund and T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

    Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

    The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

    Investment Services acts as the agent of the Fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.

All Funds
                            CUSTODIAN

    State Street Bank and Trust Company is the custodian for the Fund's securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation.

    The Fund (other than Equity Index Fund) has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved by the Fund's Board of Directors/Trustees in accordance with regulations under the Investment Company Act of 1940. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

                       SHAREHOLDER SERVICES

    The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.

                          CODE OF ETHICS

    The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within 10 days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

                      PORTFOLIO TRANSACTIONS

Investment or Brokerage Discretion

    Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.

How Brokers and Dealers Are Selected

    Equity Securities

    In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker- -dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

    Fixed Income Securities

    Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

    With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

    On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

Description of Research Services Received From Brokers and Dealers

    T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

    Research services received from brokers and dealers are supplemental to
T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

    T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Commissions to Brokers Who Furnish Research Services

    Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.

Internal Allocation Procedures

    T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

    Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

    T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

    From time to time, orders for clients may be placed through a computerized transaction network.

    The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

    Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

Trade Allocation Policies

    T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).

    To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Transactions With Related Brokers and Dealers

    As provided in the Investment Management Agreement between the Fund and
T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

    The Board of Directors/Trustees of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to
Section 17(e) of the Investment Company Act of 1940, the Board of Directors/Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

Other

    For the years 1996, 1995, and 1994, the total brokerage commissions paid by each Fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of each Fund, or, in some cases, to each Fund, was as shown below.

                     1996                                  1995                                      1994

Fund                 Commissions          %                Commissions              %                Commissions       %
Balanced             292,325              13.0%            $392,293.25              14.8%            $258,006          18.1%
Blue Chip
 Growth              748,661              34.6%             420,930.75              10.3%             219,539          11.9%
Capital
 Apprec-
 iation              886,009              46.6%           1,922,697.14              32.4%             828,822          67.4%
Capital
 Oppor-
 tunity              764,518              38.7%             528,726.58              24.6%               7,857           7.2%
Dividend
 Growth              478,131              28.6%             373,297.65               9.6%             294,479          15.9%
Equity
 Income            6,912,071              59.2%           4,193,326.16              43.2%           4,511,187          48.4%
Growth &
 Income            1,874,214              42.7%           1,431,193.83              44.7%           2,550,364          23.7%
Growth
 Stock             5,630,241              48.7%           4,769,565.10              42.6%           4,002,616          51.6%

Equity
 Index                37,146               0.0%              98,198.06               0.1%              21,198          3.27%
Financial
 Services             60,862              10.5%                   *                     *                   *              *
Health
 Sciences          1,488,623              20.4%                   *                     *                   *              *
   Media &
 Telecom-
 munica-
 tions             1,659,735              15.0%           1,069,972.92              22.6%           1,008,389.5345.1%

Mid-Cap
 Equity
 Growth               24,079              12.0%                   *                     *                   *              *
Mid-Cap
 Growth            3,149,050              27.9%             924,702.44              16.5%             349,991          30.8%
Mid-Cap
 Value                92,359              17.0%                   *                     *                   *              *
New America
 Growth            1,344,080              31.6%           3,605,674.73              16.1%           1,646,550          23.7%
New Era            2,500,868              45.2%           1,259,196.48              42.7%           1,863,739          35.8%
New
 Horizons         15,900,960               6.5%           8,729,848.09               9.1%           5,246,463          10.0%
Small-Cap
 Stock             1,044,665               5.5%             873,954.17               7.5%             584,525           4.6%
Science &
 Tech-
 nology            5,713,825              39.1%           4,766,170.90              18.5%           1,272,479          45.4%
Small-Cap
 Value             1,289,012              31.8%           1,321,168.10              14.4%             512,452         26.28%
Value                780,033              57.4%             270,118.81              32.3%              30,478          14.9%

* Prior to commencement of operations.

    On December 31, 1996, the Equity Index Fund held common stock of the following regular brokers or dealers of the Fund: Bankers Trust New York, Citicorp, Merrill Lynch, J.P. Morgan, Chemical Bank, and Household International respectively, with a value of $1,002,000, $6,837,000, $1,896,000, $2,569,000, and 1,262,000 respectively. In 1996, Bankers Trust New
York, Citicorp, Merrill Lynch, J.P. Morgan, Chemical Bank, and Household International were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

    On December 31, 1996, the Growth & Income Fund held common stocks of the following regular broker dealers of the Fund: Bear Stearns and Household International, respectively, with a value of $16,336,000, and $30,504,000 respectively. The Fund also held medium-term notes of Morgan Stanley with a value of $10,003,000. In 1996, Bear Stearns, Household International, and Morgan Stanley were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

    On December 31, 1996, the Small-Cap Value Fund held commercial paper of Morgan Stanley Group with a value of $7,002,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

    On December 31, 1996, the Dividend Growth Fund held medium-term notes of Morgan Stanley Group with a value of $1,000,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

    On December 31, 1996, the Capital Appreciation Fund held commercial paper of Morgan Stanley Group with a value of $10,003,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

    On December 31, 1996, the Small-Cap Stock Fund held commercial paper of Morgan Stanley Group with a value of $2,001,000. In 1996, the Morgan Stanley Group was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

    On December 31, 1996, the Equity Income Fund held common stock of the following regular broker dealers of the Fund: Bankers Trust, Chemical Bank, and J.P. Morgan, respectively, with a value of $41,331,000, $0, and $82,981,000, respectively. The Fund also held medium-term notes of GMAC and the Morgan Stanley Group, with a value of $7,002,000$19,979,000 and $31,455,000, respectively. In 1996, Bankers Trust, Chemical Bank, J.P. Morgan, GMAC, and Morgan Stanley Group were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

    On December 31, 1996, the Balanced Fund held common stock of J.P. Morgan with a value of $1,953,000. The Fund also held a bond of Lehman Brothers Holding with a value of $1,615,000. The Fund also held commercial paper of Morgan Stanley Group with a value of $5,006,000. In 1996, J.P. Morgan, Lehman Brothers Holding, and the Morgan Stanley Group were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

    The portfolio turnover rate for each Fund for the years ended 1996, 1995, and 1994, was as follows:

Fund                          1996         1995           1994

Balanced                      22.3%        12.6%          33.3%
Blue Chip Growth              26.3%        38.1%          75.0%
Capital Appreciation          44.2%        47.0%          43.6%
Capital Opportunity          107.3%       136.9%         134.5%
Dividend Growth               43.1%        56.1%          71.4%
Equity Income                 25.0%        21.4%          36.3%
Equity Index                   1.3%         1.3%           1.3%
Financial Services             5.6%*        **             **
Growth & Income               13.5%        26.2%          25.6%
Growth Stock                  49.0%        42.5%          54.0%
Health Sciences              133.1%         **             **
   Media &
 Telecommunications          102.9%       118.9%         133.9%

Mid-Cap Equity Growth         31.3%*        **             **
Mid-Cap Growth                38.1%        57.5%          48.7%
Mid-Cap Value                  3.9%*        **             **
New America Growth            36.7%        56.2%          31.0%
New Era                       28.6%        22.7%          24.7%
New Horizons                  41.4%        55.9%          44.3%
Small-Cap Stock               31.1%        57.8%          41.9%
Science & Technology         125.6%       130.3%         113.3%
Small-Cap Value               15.2%        18.1%          21.4%
Value                         68.0%        89.7%          30.8%

* Annualized.
** Prior to commencement of operations.


All Funds

                      PRICING OF SECURITIES

    Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

    Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

    For purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors/Trustees.

All Funds

                    NET ASSET VALUE PER SHARE

    The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, President's Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

                   DIVIDENDS AND DISTRIBUTIONS

    Unless you elect otherwise, the Fund's annual dividend and capital gain distribution, if any, and final quarterly dividend (Balanced, Dividend Growth, Equity Income, Equity Index, Growth & Income, Mid-Cap Value, and Value Funds) will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.

                            TAX STATUS

    The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

    A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid federal income tax.

    At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains. On December 31, 1996, the books of each Fund indicated that each Fund's aggregate net assets included undistributed net income, net realized capital gains or losses, and unrealized appreciation or depreciation, which are listed below.

                                                 Net Realized
                                Undistributed    Capital Gain   Unrealized
Fund                            Net Income       (Losses)       Appreciation

Balanced                        $ 479,605        $ 988,176  $ 165,264,889
Blue Chip Growth                      -0-        1,809,910     85,179,920
Capital Appreciation              363,581       19,106,692    149,382,190
Capital Opportunity                   -0-        1,017,759     14,827,525
Dividend Growth                       -0-        3,203,747     34,752,830
Equity Income                   1,983,703      151,781,728  1,627,204,000
Equity Index                          -0-        4,023,968    204,489,336
Financial Services                    -0-              -0-      1,184,982
Growth & Income                 1,197,947        4,825,908    745,309,119
Growth Stock                      161,050       30,164,090  1,324,077,291
Health Sciences                       -0-          408,636      5,004,666

Media & Telecommunications            -0-      (3,423,801)     22,903,888
Mid-Cap Equity                        -0-           57,907        532,169
Mid-Cap Growth                        -0-        6,341,881    148,411,029
Mid-Cap Value                      19,634         (14,294)      5,043,874
New America Growth                    -0-       29,107,180    430,949,361
New Era                               -0-       15,417,132    464,688,120
New Horizons                          -0-     (17,232,407)  1,266,666,244
Small-Cap Stock                    23,101        9,648,365     94,813,776
Science & Technology                  -0-       14,105,432    555,199,263
Small-Cap Value                    40,475       19,156,306    342,576,379
Value                                 -0-        2,817,864     17,037,654

    If, in any taxable year, the Fund should not qualify as a regulated investment company under the Code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).

Taxation of Foreign Shareholders

    The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

All Funds, Except Equity Index Fund

    To the extent the Fund invests in foreign securities, the following would apply:

Passive Foreign Investment Companies

    The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition to bearing their proportionate share of the Fund's expenses (management fees and operating expenses) shareholders will also indirectly bear similar expenses of such funds. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to shareholders.

    In accordance with tax regulations, the Fund intends to treat these securities as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

Foreign Currency Gains and Losses

    Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

All Funds

                      INVESTMENT PERFORMANCE

Total Return Performance

    The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

             Cumulative Performance Percentage Change

                                  1 Yr.              5 Yrs.         10 Yrs.           Since
                                  Ended              Ended          Ended             Inception-
                                  12/31/96           12/31/96       12/31/96          12/31/96
S & P 500                          22.96              103.05         314.28
Dow Jones
 Industrial Average                28.88              132.65         366.13
CPI                                 3.65               15.37          43.98

Balanced Fund                      14.57               71.09         184.22           28,585.93
                                                                                       (12/31/39)

Blue Chip Growth Fund              27.75              N/A            N/A                 103.02
                                                                                      (6/30/93)

Capital Appreciation Fund          16.82               87.99         251.25              281.11
                                                                                      (6/30/86)

Capital Opportunity Fund           16.76              N/A            N/A                  78.41
                                                                                      (11/30/94)

Dividend Growth Fund               25.36              N/A            N/A                 101.47
                                                                                      (12/31/92)

Equity Income Fund                 20.40              119.97         286.01              438.33
                                                                                      (10/31/85)

Equity Index Fund                  22.65               99.32         N/A                 158.34
                                                                                      (3/30/90)

Growth & Income Fund               25.64              113.97         257.36              544.47
                                                                                      (12/21/82)

Growth Stock Fund                  21.70               96.96         247.90           16,900.01
                                                                                      (4/11/50)
   Media &
 Telecommunications**               1.78              N/A            N/A                  31.71
                                                                                      (10/13/93)

Mid-Cap Growth Fund                24.84              N/A            N/A                 177.44
                                                                                      (6/30/92)

New America Growth Fund            20.01              106.90         336.86              492.08
                                                                                      (9/30/85)

New Era Fund                       24.25               85.78         214.24            1,699.77
                                                                                      (1/20/69)

New Horizons Fund                  17.03              146.18         352.34            6,628.27
                                                                                      (6/3/60)

Small-Cap Stock Fund               21.05              118.70         219.48           23,328.87
                                                                                      (6/1/56)

Science & Technology Fund          14.23              203.52         N/A                 516.07
                                                                                      (9/30/87)

Small-Cap Value Fund               24.61              136.78         N/A                 220.15
                                                                                      (6/30/88)

Value Fund                         28.51              N/A            N/A                  85.29
                                                                                      (9/30/94)

Health Sciences Fund               26.75              N/A            N/A                  26.75
                                                                                      (12/29/95)

Financial Services Fund           N/A                 N/A            N/A                  13.40
                                                                                      (9/30/96)

Mid-Cap Value Fund                N/A                 N/A            N/A                  16.30
                                                                                      (6/28/96)

Mid-Cap Equity
 Growth Fund                      N/A                 N/A            N/A                  16.10
                                                                                      (7/31/96)

*  Since 12/31/82
** Figures based on performance as a closed-end investment company traded on the New York Stock Exchange.

             Average Annual Compound Rates of Return

                                   1 Yr.               5 Yrs.          10 Yrs.        Since
                                   Ended               Ended           Ended          Inception-
                                   12/31/96            12/31/96        12/31/96       12/31/96
S&P 500                            22.96%              15.22%          15.27%
Dow Jones
 Industrial Avg.                   28.88               18.40           16.64
CPI                                 3.65                2.90            3.71

Balanced Fund                      14.57               11.34           11.01          10.44
                                                                                      (12/31/39)

Blue Chip Growth Fund              27.75              N/A        N/A                  22.41
                                                                                      (6/30/93)
Capital Appreciation
 Fund                              16.82               13.46           13.39          13.59
                                                                                      (6/30/86)

Capital Opportunity
 Fund                              16.76              N/A        N/A                  32.01
                                                                                      (11/30/94)

Dividend Growth Fund               25.36              N/A        N/A                  19.14
                                                                                      (12/30/92)

Equity Income Fund                 20.40               17.08           14.46          16.27
                                                                                      (10/31/85)

Equity Index Fund                  22.65               14.79          N/A             15.08
                                                                                      (3/30/90)

Growth & Income Fund               25.64               16.43           13.58          14.21
                                                                                      (12/21/82)

Growth Stock Fund                  21.70               14.52           13.28          11.62
                                                                                      (4/11/50)

   Media & Tele-
 communications Fund**              1.78              N/A        N/A                   8.94

Mid-Cap Growth Fund                24.84              N/A        N/A                  25.44
                                                                                      (6/30/92)

New America Growth Fund            20.01               15.65           15.89          17.12
                                                                                      (9/30/85)

New Era Fund                       24.25               13.19           12.13          10.90
                                                                                      (1/20/69)

New Horizons Fund                  17.03               19.74           16.29          12.19
                                                                                      (6/3/60)

Small-Cap Stock Fund               21.05               16.94           12.32          14.39
                                                                                      (6/1/56)
Science & Technology
 Fund                              14.23               24.86          N/A             21.72
                                                                                      (9/30/87)

Small-Cap Value Fund               24.61               18.81          N/A             14.67
                                                                                      (6/30/88)

Value Fund                         28.51              N/A        N/A                  31.52
                                                                                      (9/30/94)

Health Sciences Fund               26.75              N/A        N/A                  26.75
                                                                                      (12/29/95)

Financial Services Fund           N/A                 N/A        N/A                 N/A
                                                                                     (9/30/96)

Mid-Cap Value Fund                N/A                 N/A        N/A                 N/A
                                                                                     (6/28/96)

Mid-Cap Equity
 Growth Fund                      N/A                 N/A        N/A                 N/A
                                                                                     (7/31/96)

*  Since 12/31/82
** Figures based on performance as a closed-end investment company traded on the New York Stock Exchange.

Outside Sources of Information

    From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broad based index; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (iii) indices of stocks comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and non-qualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

Other Publications

    From time to time, in newsletters and other publications issued by T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.

Other Features and Benefits

    The Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available.





No-Load Versus Load and 12b-1 Funds

    Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

    The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.

Redemptions in Kind

    In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.

Issuance of Fund Shares for Securities

    Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

Balanced Fund

    On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the Securities & Exchange Commission requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

   Media & Telecommunications Fund

On July 28, 1997, the Fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the Fund was known as New Age Media Fund, Inc.

Small-Cap Stock Fund

    Effective May 1, 1997, the Fund's name was changed from the T. Rowe Price OTC Fund to the T .Rowe Price Small-Cap Stock Fund.

All Funds, Except Capital Appreciation, Equity Income and New America Growth
Funds

CAPITAL STOCK

    The Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

    Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

    Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by Section 16(c) of the Investment Company Act of 1940.

Capital Appreciation, Equity Income and New America Growth Funds

                    ORGANIZATION OF THE FUNDS

    For tax and business reasons, the Funds were organized as Massachusetts Business Trusts (1985 for the Equity Income and New America Growth Funds and 1986 for the Capital Appreciation Fund), and are registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as diversified, open-end investment companies, commonly known as "mutual funds."

    The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro-rata share of the net assets of the Fund.

    Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to Section 16(c) of the Investment Company Act of 1940, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

    Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trust may be terminated (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

                  FEDERAL REGISTRATION OF SHARES

All Funds

    The Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

                          LEGAL COUNSEL

    Shereff, Friedman, Hoffman, & Goodman, LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Funds.

INDEPENDENT ACCOUNTANTS



   Blue Chip Growth, Diversified Small-Cap Growth Fund, Dividend Growth, Equity Income, Growth & Income, Media & Telecommunications, Mid-Cap Equity Growth, Mid-Cap Growth, Mid-Cap Value, New America Growth, and New Era Funds

    Price Waterhouse LLP, 1306 Concourse Drive, Suite 100, Linthicum, Maryland 21090-1020, are independent accountants to the Funds.

Balanced, Capital Appreciation, Capital Opportunity, Equity Index Fund, Financial Services, Growth Stock, Health Sciences, New Horizons, Small-Cap Stock, Science & Technology, Small-Cap Value, and Value Funds

    Coopers & Lybrand L.L.P., 217 East Redwood Street, Baltimore, Maryland 21202, are independent accountants to the Fund.

    A Statement of Assets and Liabilities for the Diversified Small-Cap
Growth Fund is attached to the end of this Statement of Additional Information.

    The financial statements of the Funds (except for Diversified Small-Cap Growth Fund) for the year ended December 31, 1996, and the report of independent accountants are included in the Fund's Annual Report for the year ended December 31, 1996. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1996, are incorporated into this Statement of Additional Information by reference:

                    ANNUAL REPORT REFERENCES:

                    CAPITAL        EQUITY     EQUITY   GROWTH &
                    APPRECIATION   INCOME     INDEX    INCOME
                    ____________   ________   ______   ________

Report of Independent
 Accountants             25        25         32       23
Statement of Net Assets,
 December 31, 1996       12-19     9-18       12-26    9-17
Statement of Operations,
 year ended
 December 31, 1996       20        19         27       18
Statement of Changes in
 Net Assets, years ended
 December 31, 1996 and
 December 31, 1995       21        20         28       19
Notes to Financial
 Statements,
 December 31, 1996       22-24     21-24      29-31    20-22
Financial Highlights     11         8         11       8

                                   NEW                 SMALL-
                         GROWTH    AMERICA    NEW      CAP
                         STOCK     GROWTH     ERA      STOCK
                         ________  ________   _____    ____

Report of Independent
 Accountants             25        20         21       25
Statement of Net Assets,
 December 31, 1996       11-19     11-14      11-15    10-19
Statement of Operations,
 year ended
 December 31, 1996       20        15         16       20
Statement of Changes in
 Net Assets, years ended
 December 31, 1996 and
 December 31, 1995       21        16         17       21
Notes to Financial
 Statements,
 December 31, 1996       22-24     17-19      18-20    22-24
Financial Highlights     10        10         10       9

                                 MEDIA &
                                 TELECOMMUN-  MID-CAP
                      BALANCED   MUNICATIONS  GROWTH
                      _________  ________     ________

Report of Independent
 Accountants            41       15           21
Statement of Net Assets,
 December 31, 1996      11-34    8-10         11-15
Statement of Operations,
 year ended
 December 31, 1996      35       11           16
Statement of Changes in
 Net Assets, years ended
 December 31, 1996 and
 December 31, 1995      36       12           17
Notes to Financial
 Statements,
 December 31, 1996      37-40    13-14        18-20
Financial Highlights    10       7            10


                           NEW                SMALL-CAP
                           HORIZONS           VALUE
                            __________        __________

Report of Independent
 Accountants                    29            27
Portfolio of Investments,
 December 31, 1996            11-22           10-20
Statement of Assets and
 Liabilities,
 December 31, 1996              23            21
Statement of Operations,
 year ended
 December 31, 1996              24            22
Statement of Changes
 in Net Assets, years ended
 December 31, 1996 and
 December 31, 1995              25            23
Notes to Financial
 Statements,
 December 31, 1996            26-28           24-26
Financial Highlights            10            9

BLUE CHIP
GROWTH
___________

Report of Independent Accountants                      25
Statement of Net Assets, December 31, 1996             12-19
Statement of Operations, year ended December 31, 1996 20 Statement of Changes in Net Assets, years
 ended December 31, 1996 and December 31, 1995         21
Notes to Financial Statements, December 31, 1996       22-24
Financial Highlights                                   11

DIVIDEND
GROWTH
____________

Report of Independent Accountants                      24
Statement of Net Assets, December 31, 1996             10-17
Statement of Operations, year ended December 31, 1996 18 Statement of Changes in Net Assets, years
 ended December 31, 1996 and December 31, 1995         19
Notes to Financial Statements, December 31, 1996       20-23
Financial Highlights                                   9

VALUE
_______

Report of Independent Accountants                      21
Statement of Net Assets, December 31, 1996             9-15
Statement of Operations, year ended December 31, 1996 16 Statement of Changes in Net Assets, year ended
December 31, 1996 and December 31, 1995                17
Notes to Financial Statements, December 31, 1995       18-20
Financial Highlights                                   8

CAPITAL
OPPORTUNITY
_____________

Report of Independent Accountants                      20
Statement of Net Assets, December 31, 1996             10-14
Statement of Operations, year ended December 31, 1996 15 Statement of Changes in Net Assets, year ended
December 31, 1996 and December 31, 1995                16
Notes to Financial Statements, December 31, 1996       17-19
Financial Highlights                                   9

SCIENCE &
TECHNOLOGY
_____________

Report of Independent Accountants                      21
Statement of Net Assets, December 31, 1996             12-15
Statement of Operations, year ended December 31, 1996 16 Statement of Changes in Net Assets, year ended
December 31, 1996 and December 31, 1995                17
Notes to Financial Statements, December 31, 1996       18-20
Financial Highlights                                   11

FINANCIAL
SERVICES
_____________

Report of Independent Accountants                      19
Statement of Net Assets, December 31, 1996             12-13
Statement of Operations, September 30, 1996
 (Commencement of Operations) to December 31, 1996     14
Statement of Changes in Net Assets, September 30, 1996
 (Commencement of Operations) to December 31, 1996     15
Notes to Financial Statements, December 31, 1996       16-18
Financial Highlights                                   9

HEALTH
SCIENCES
_____________

Report of Independent Accountants                      25
Statement of Net Assets, December 31, 1996             13-19
Statement of Operations, December 31, 1995
 (Commencement of Operations) to December 31, 1996     20
Statement of Changes in Net Assets, December 31, 1995
 (Commencement of Operations) to December 31, 1996     21
Notes to Financial Statements, December 31, 1996       22-24
Financial Highlights                                   12

MID-CAP
VALUE
_____________

Report of Independent Accountants                      22
Statement of Net Assets, December 31, 1996             10-16
Statement of Operations, June 28, 1996
 (Commencement of Operations) to December 31, 1996     17
Statement of Changes in Net Assets, June 28, 1996
 (Commencement of Operations) to December 31, 1996     18
Notes to Financial Statements, December 31, 1996       19-21
Financial Highlights                                   9

MID-CAP
EQUITY GROWTH
_____________

Report of Independent Accountants                      12
Statement of Net Assets, December 31, 1996             5-7
Statement of Operations, July 31, 1996
 (Commencement of Operations) to December 31, 1996     8
Statement of Changes in Net Assets, July 31, 1996
 (Commencement of Operations) to December 31, 1996     9
Notes to Financial Statements, December 31, 1996       10-11
Financial Highlights                                   4


T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 23, 1997

Assets
 Receivable for Fund shares sold                             $100,000
 Deferred organizational expenses                              48,745

         Total assets                                         148,745

Liabilities
 Amount due Manager                                            46,395
 Accrued expenses                                               2,350

         Total liabilities                                     48,745

Net Assets - offering and redemption
 price of $10.00 per share; 1,000,000,000
 shares of $0.0001 par value capital
 stock authorized, 10,000 shares
 outstanding                                                 $100,000


           NOTE TO STATEMENT OF ASSETS AND LIABILITIES

 T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the "Corporation") was organized on April 22, 1997, as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation has had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 10,000 shares of the T. Rowe Price Diversified Small-Cap Growth Fund at $10.00 per share on June 23, 1997 to T. Rowe Price Associates, Inc. via share exchange from a T. Rowe Price money-market mutual fund. The exchange was settled in the ordinary course of business on June 24, 1997 with the transfer of $100,000 cash. The Corporation has entered into an investment management agreement with T. Rowe Price Associates, Inc. (the Manager) which is described in the Statement of Additional Information under the heading "Investment Management Services."

 Organizational expenses for the Corporation in the amount of $48,745 have been accrued at June 23, 1997, and will be amortized on a straight-line basis over a period not to exceed sixty months. The Manager has agreed to advance certain organizational expenses incurred by the Corporation and will be reimbursed for such expenses approximately six months after the commencement of the Corporation's operations.

 The Manager has also agreed that in the event any of its initial shares are redeemed during the 60-month amortization period of the deferred organizational expenses, proceeds from a redemption of the shares representing the initial capital will be reduced by a pro rata portion of any unamortized organizational expenses.

                REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the T. Rowe Price Diversified Small-Cap Growth Fund, Inc., hereafter referred to as the "Fund", at June 24, 1997, in accordance with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion expressed above.





/s/Price Waterhouse LLP
PRICE WATERHOUSE LLP
Baltimore, Maryland
June 24, 1997

               RATINGS OF CORPORATE DEBT SECURITIES

Moody's Investors Services, Inc. (Moody's)

 Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

 Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

 A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

 Baa-Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

 B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

 C-Lowest-rated; extremely poor prospects of ever attaining investment standing.

Standard & Poor's Corporation (S&P)

 AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


 AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

 A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

 BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

 BB, C, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

 D-In default.

Fitch Investors Service, Inc.

 AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

 AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.



                              PART C
                        OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Financial Statements. The Condensed Financial Information (Financial Highlights table) is included in Part A of the Registration Statement. The Statement of Net Assets, Statement of Assets and Liabilities, Statement of Operations, and Statement of Changes in Net Assets are included in the Annual Report to Shareholders, the pertinent portions of which are incorporated in Part B of the Fund's Registration Statement.

(b)    Exhibits.

(1)(a) Articles of Incorporation (electronically filed with the initial Registration Statement on August 18, 1993)

(1)(b) Amended Articles of Incorporation (electronically filed with Pre-Effective Amendment No.1 on September 23, 1993)

(1)(c) Amended and Restated Articles of Incorporation

(2)(a) By-Laws of Registrant (electronically filed with Pre-Effective Amendment No. 2 on October 13, 1993)

(2)(b) Amended and Restated By-Laws

(3)    Inapplicable

(4) See Article SIXTH, Capital Stock, subparagraphs (b)-(g) of the Articles of Incorporation and Article II, Shareholders, in its entirety, and Article VIII, Capital Stock, in its entirety, of the By-Laws electronically filed as exhibits to this Registration Statement.

(5) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc.

(6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc.

(7)    Inapplicable

(8)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated September 28, 1987, as amended to June 24, 1988, October 19, 1988, February 22, 1989, July 19, 1989, September
       15, 1989, December 15, 1989, December 20, 1989, January 25, 1990,
       February 21, 1990, June 12, 1990, July 18, 1990, October 15, 1990,
       February 13, 1991, March 6, 1991, September 12, 1991, November 6, 1991, April 23, 1992, September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992, and January 28, 1993, April 22, 1993,
       September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994,
       July 27, 1994, September 21, 1994, November 1, 1994, November 2, 1994, January 25, 1995, September 20, 1995, November 1, 1995,
       December 11, 1995, April 24, 1996, August 2, 1996, November 12, 1996,
       February 4, 1997, and April 24, 1997 (to be filed by amendment)

(8)(b) Global Custody Agreement between The Chase Manhattan Bank, N.A. and
       T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1,
       1995, and July 31, 1996 (to be filed by amendment)

(9)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1997, as amended February 4, 1997, and April 24, 1997 (to be filed by amendment)

(9)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1997, as amended February 4, 1997, and April 24, 1997 (to be filed by amendment)

(9)(c) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the Taxable Funds, dated January 1, 1997 (to be filed by amendment)

(10)   Inapplicable

(11)   Consent of Independent Accountants

(12)   Inapplicable

(13)   Inapplicable

(14)   Inapplicable

(15)   Inapplicable

(16) The Registrant hereby incorporates by reference the methodology used in calculating the performance information included in Post-Effective Amendment No. 45 and Amendment No. 9 of the T. Rowe Price New Era Fund, Inc. (SEC. File Nos. 2-29866 and 811-1710) dated March 2, 1988.

(17) Financial Data Schedule for T. Rowe Price Media & Telecommunications Fund, Inc., as of June 30, 1997.

(18)   Inapplicable

(19)   Power of Attorney for Media & Telecommunications Fund, Inc.

Item 25.    Persons Controlled by or Under Common Control With Registrant.

None.

Item 26.    Number of Holders of Securities

     As of June 30, 1997, there were 743 shareholders in the New Age Media Fund, Inc.

Item 27.  Indemnification.



     The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company, The Chubb Group, and ICI Mutual. These policies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Manager"), Rowe Price-Fleming International, Inc. ("Price-Fleming"), T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF International Bond Fund, and forty-seven investment companies, including, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc.,
T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc.,
T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund,
T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc.,
T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc.,
T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc.,
T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Tax-Efficient Balanced Fund, Inc., and T. Rowe Price Diversified Small-Cap Growth Fund, Inc. The Registrant and the forty-seven investment companies listed above, with the exception of Institutional International Funds, Inc., will be collectively referred to as the Price Funds. The investment manager for the Price Funds, excluding T. Rowe Price International Funds, Inc. and T. Rowe Price International Series, Inc., is the Manager. Price-Fleming is the manager to T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc. and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager, 25% owned by Copthall Overseas Limited, a wholly owned subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming International Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

     Article X, Section 10.01 of the Registrant's By-Laws provides as follows:

          Section 10.01. Indemnification and Payment of Expenses in Advance. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, who, by reason of his position was, is, or is threatened to be made, a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland Law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

          Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

          Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

     (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

     (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

          (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

          (ii) an independent legal counsel in a written opinion.

          Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

     (a)  the Indemnitee provides a security for his undertaking; or

     (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

     (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

          (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in
               Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

          (ii) an independent legal counsel in a written opinion.

     Section 10.02 of the Registrant's By-Laws provides as follows:

          Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Manager.

     Rowe Price-Fleming International, Inc. ("Price-Fleming"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

     T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the purpose of acting as the principal underwriter and distributor for the Price Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a discount brokerage service.

     TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for and engages in the sale of certain investment related products prepared by Investment Services.

     T. Rowe Price Associates Foundation, Inc. (the "Foundation"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

     T. Rowe Price Services, Inc. ("Price Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

     T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

     T. Rowe Price Trust Company ("Trust Company"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-purpose trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee/custodian for employee benefit plans, individual retirement accounts, and common trust funds and as trustee/investment agent for one trust.

     T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.

     T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership established in 1994.

     T. Rowe Price Threshold Fund II, L.P., a Delaware limited partnership, was organized in 1986 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

     T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential; T. Rowe Price Threshold Fund Associates, Inc. is the General Partner of this partnership.

     RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

     T. Rowe Price Real Estate Group, Inc. ("Real Estate Group"), is a Maryland corporation and a wholly owned subsidiary of the Manager established in 1986 to provide real estate services. Subsidiaries of Real Estate Group are: T. Rowe Price Realty Income Fund I Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund I, A No-Load Limited Partnership), T. Rowe Price Realty Income Fund II Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund II, America's Sales-Commission-Free Real Estate Limited Partnership), T. Rowe Price Realty Income Fund III Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund III, America's Sales-Commission-Free Real Estate Limited Partnership, and T. Rowe Price Realty Income Fund IV Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund IV, America's Sales-Commission-Free Real Estate Limited Partnership). Real Estate Group serves as investment manager to T. Rowe Price Renaissance Fund, Ltd., A Sales-Commission-Free Real Estate Investment, established in 1989 as a Maryland corporation which qualifies as a REIT.

     T. Rowe Price Stable Asset Management, Inc. ("Stable Asset Management"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management, is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts, and short-term fixed income securities.

     T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as the General Partner of T. Rowe Price Recovery Fund, L.P., T. Rowe Price Recovery Fund II, L.P., Delaware limited partnerships which invest in financially distressed companies.

     T. Rowe Price Recovery Fund II Associates, Inc., is a Maryland limited liability Company organized in 1996. Wholly owned by the Manager, it serves as the General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

     T. Rowe Price (Canada), Inc. ("TRP Canada") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 and as a non-Canadian Adviser under the Securities Act (Ontario).

     T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in Maryland in 1994 and licensed to do business in several states to act primarily as an insurance agency in connection with the sale of the Price Funds' variable annuity products.

     Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

     TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services, and operations support functions.

     TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

     TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

     T. Rowe Price Strategic Partners Fund II, L.P. is a Delaware limited partnership organized in 1992 for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of the Fund is T. Rowe Price Strategic Partners, L.P., ("Strategic Partners"), a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc., a Maryland corporation which is a wholly owned subsidiary of the Manager.

     Listed below are the directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:



   GEORGE J. COLLINS is a Director of the Manager and of Price-Fleming. Mr. Collins retired from his positions as Chairman of the Board, Chief Executive Officer, and President of the Manager effective as of May 31, 1997. He
continues to serve on the Board of Directors    .

JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

JOHN W. ROSENBLUM, Director of the Manager. Mr. Rosenblum is the Dean of the Jepson School of Leadership Studies at the University of Richmond and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; Cone Mills Corporation, a textiles producer; and Providence Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is: University of Richmond, Virginia 23173.

ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies and a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.

PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

   With the exception of Messrs. Collins, Halbkat, Menschel, Rosenblum, Strickland, and Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.

James S. Riepe, who is a Vice-Chairman of the Board, Director, and Managing Director of the Manager, is also a Director of Price-Fleming.

George A. Roche, who is Chairman of the Board, President, a Director, and Managing Director of the Manager, is a Director and Vice President of Price-Fleming.

M. David Testa, who is a Vice-Chairman of the Board, Director, Cheif Investment Officer and Managing Director of the Manager, is Chairman of the Board of Price-Fleming.

Henry H. Hopkins, who is a Director and Managing Director of the Manager, is a Vice President of Price-Fleming.

Charles P. Smith and Peter Van Dyke, who are Managing Directors of the Manager, are Vice Presidents of Price-Fleming.

James A. C. Kennedy III, John H. Laporte, Jr., William T. Reynolds, and Brian
C. Rogers are Directors and Managing Directors of the Manager.

Preston G. Athey, Brian W.H. Berghuis, Edward C. Bernard, Stephen W. Boesel, Thomas H. Broadus, Jr., Michael A. Goff, Andrew C. Goresh, Mary J. Miller, Charles A. Morris, Edmund M. Notzon, III, R. Todd Ruppert, Charles E. Vieth, and Richard T. Whitney are Managing Directors of the Manager.

George A. Murnaghan, who is a Managing Director of the Manager, is also an Executive Vice President of Price-Fleming.

Robert P. Campbell, Michael J. Conelius, Roger L. Fiery III, R. Aran Gordon, Veena A. Kutler, Heather R. Landon, Nancy M. Morris, Robert W. Smith, William
F. Wendler II, and Edward A. Wiese, who are Vice Presidents of the Manager, are Vice Presidents of Price-Fleming.

Todd J. Henry, and Kathleen G. Polk, who are employees of the Manager, are Vice Presidents of Price-Fleming.

Kimberly A. Haker, an Assistant Vice President of the Manager, is Assistant Vice President and Controller of Price-Fleming.

Alvin M. Younger, Jr., who is Chief Financial Officer, Managing Director, Secretary, and Treasurer of the Manager, is Secretary and Treasurer of Price-Fleming.

Nolan L. North, who is a Vice President and Assistant Treasurer of the Manager, is Assistant Treasurer of Price-Fleming.

Leah P. Holmes, who is an Assistant Vice President of the Manager, is a Vice President of Price-Fleming.

Ava M. Rainey, who is an Assistant Vice President of the Manager, is Assistant Vice President of Price-Fleming.

Barbara A. Van Horn, who is Assistant Secretary of the Manager, is Assistant Secretary of Price-Fleming.

Elsie S. Crawford. employee of the Manager, is Assistant Vice President of Price-Fleming.

     Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

     See also "Management of Fund," in Registrant's Statement of Additional Information.

Item 29.  Principal Underwriters.

     (a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for seventy-eight Price Funds. Investment Services, a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commission or other compensation for acting as principal underwriter.

     (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

                                        Principal
Name and                      Positions and Offices         Offices With
Business Address              With Underwriter              Registrant
__________________    ______________________      _____________

James S. Riepe           Chairman of the Board              Vice President
                                                 and Director
Edward C. Bernard     President                             None
Henry H. Hopkins      Vice President and               Vice President
                              Director
Charles E. Vieth      Vice President and
                              Director                                None
Patricia M. Archer    Vice President                        None
Joseph C. Bonasorte   Vice President                    None
Darrell N. Braman     Vice President                   None
Ronae M. Brock        Vice President                   None
Meredith C. Callanan  Vice President                    None
Christine M. Carolan  Vice President                   None
Laura H. Chasney      Vice President                   None
Renee M. Christoff    Vice President              None
Victoria C. Collins   Vice President                   None
Alana S. Curtice      Vice President                   None
Christopher W. Dyer   Vice President              None
Christine S. Fahlund  Vice President              None
Forrest R. Foss       Vice President                   None
Andrea G. Griffin     Vice President                   None
Douglas E. Harrison   Vice President              None
David J. Healy        Vice President                   None
Joseph P. Healy       Vice President                   None
Walter J. Helmlinger  Vice President              None
Eric G. Knauss        Vice President                   None
Douglas G. Kremer     Vice President              None
Sharon R. Krieger     Vice President                   None
Keith W. Lewis        Vice President                   None
James Link            Vice President                   None
Sarah McCafferty      Vice President              None
Maurice A. Minerbi    Vice President              None
Nancy M. Morris       Vice President              None
George A. Murnaghan   Vice President              None
Steven E. Norwitz     Vice President              None
Kathleen M. O'Brien   Vice President              None
Scott R. Powell       Vice President                   None
Pamela D. Preston     Vice President              None
Corbin D. Riemer      Vice President              None
Lucy B. Robins        Vice President                   None
John R. Rockwell      Vice President              None
Christopher S. Ross   Vice President              None
Kenneth J. Rutherford Vice President              None
Daniel S. Schreiner   Vice President                   None
Kristin E. Seeberger  Vice President                   None
Monica R. Tucker      Vice President              None
William F. Wendler II Vice President              None
Jane F. White         Vice President                   None
Thomas R. Woolley     Vice President              None
Alvin M. Younger, Jr. Secretary and Treasurer     None
Mark S. Finn    Controller and
                         Vice President                     None
Richard J. Barna      Assistant Vice President    None
Catherine L.
 Berkenkemper         Assistant Vice President    None
Robin C.B. Binkley    Assistant Vice President    None
Patricia S. Butcher   Assistant Vice President    Assistant
                                                            Secretary
Cheryl L. Emory       Assistant Vice President    None
John A. Galateria     Assistant Vice President    None
Edward F. Giltenan    Assistant Vice President    None
Janelyn A. Healey     Assistant Vice President    None
Kathleen Hussey       Assistant Vice President    None
Valerie King          Assistant Vice President    None
Steven A. Larson      Assistant Vice President    None
Jeanette M. LeBlanc   Assistant Vice President    None
C. Lillian Matthews   Assistant Vice President    None
Janice D. McCrory     Assistant Vice President    None
Sandra J. McHenry     Assistant Vice President    None
Mark J. Mitchell      Assistant Vice President    None
Danielle N. Nicholson Assistant Vice President    None
Barbara A. O'Connor   Assistant Vice President    None
JeanneMarie B.
 Patella              Assistant Vice President         None
Carin C. Quinn        Assistant Vice President    None
David A. Roscum       Assistant Vice President    None
Arthur J. Silber      Assistant Vice President    None
Jerome Tuccille       Assistant Vice President    None
Linda C. Wright       Assistant Vice President    None
Nolan L. North        Assistant Treasurer         None
Barbara A. Van Horn   Assistant Secretary         None

    (c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.

Item 30. Location of Accounts and Records.

    All accounts, books, and other documents required to be maintained by T. Rowe Price Media & Telecommunications Fund, Inc., under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by
T. Rowe Price Media & Telecommunications Fund, Inc. at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 100 East Pratt Street, Baltimore, Maryland 21202. Custodian activities for
T. Rowe Price Media & Telecommunications Fund, Inc. are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

Item 31. Management Services.

    Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus.

Item 32. Undertakings.


    (a) The undersigned Registrant hereby undertakes to file an amendment to the Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if it raises its initial capital pursuant to Section 14(a)(3) of the 1940 Act.

    (b) The Fund will file, within four to six months from the effective date of its registration statement, a post-effective amendment using financial statements which need not be certified.

    (c) If requested to do so by the holders of at least 10% of all votes entitled to be cast, the Registrant will call a meeting of shareholders for the purpose of voting on the question of removal of a director or directors and will assist in communications with other shareholders to the extent required by Section 16(c).

    (d) The Fund agrees to furnish, upon request and without charge, a copy of its latest Annual Report to each person to whom a prospectus is delivered.

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this 22nd day of July, 1997.


                   T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

                        /s/James S. Riepe
                   By:  James S. Riepe, Chairman of the Board

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE               TITLE                  DATE
_________               ______                 _____

/s/James S. Riepe       Chairman of the Board  July 22, 1997
James S. Riepe

/s/Carmen F. Deyesu     Treasurer              July 22, 1997
Carmen F. Deyesu        (Principal Financial Officer)

/s/James A. C. Kennedy  President              July 22, 1997
James A. C. Kennedy

    *
Donald W. Dick, Jr.     Director               July 22, 1997

    *
David K. Fagin          Director               July 22, 1997

    *
Hanne M. Merriman       Director               July 22, 1997

    *
M. David Testa          Director               July 22, 1997

    *
Hubert D. Vos           Director               July 22, 1997

    *
Paul M. Wythes          Director               July 22, 1997

/s/Henry H. Hopkins     Attorney-In-Fact       July 22, 1997
Henry H. Hopkins, Attorney-In-Fact